UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Hemisphere Media Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

HEMISPHERE MEDIA GROUP, INC.
4000 Ponce de Leon Boulevard, Suite 650
Coral Gables, FL 33146
April 15, 2021
Dear Stockholder:
On behalf of the Board of Directors, I am pleased to invite you to join us for our annual meeting of stockholders on Tuesday, May 25, 2021. The meeting will be held at 9:00 a.m., local time, at our headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146.
This year you will be asked to vote on the following proposals:
(1)
the election of four Class II directors to the Board of Directors for a three-year term expiring at the 2024 annual meeting;

(2)
the ratification of the Board of Directors’ appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2021;

(3)
a non-binding advisory resolution to approve the compensation of our named executive officers; and

(4)
the approval of an amendment to the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan.

The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4. These proposals are described in the attached proxy statement, which you are encouraged to read fully. We will also consider any additional business that may be properly brought before the annual meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.
We are utilizing the U.S. Securities and Exchange Commission rules allowing companies to furnish their proxy materials over the Internet. Instead of a paper copy of this proxy statement and our 2020 Annual Report, most of our stockholders are receiving a notice regarding the availability of our proxy materials. The notice includes instructions on how to access the proxy materials over the Internet. The notice also contains instructions on how each stockholder can receive a paper copy of our proxy materials, including this proxy statement, our 2020 Annual Report and a form of proxy card.
The Board of Directors has fixed March 30, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Only holders of record of shares of Class A common stock, par value $0.0001 per share and Class B common stock, par value $0.0001 per share (collectively, the “Common Stock”) of Hemisphere Media Group, Inc. at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting. At the close of business on the record date, Hemisphere Media Group, Inc. had 20,142,893 shares of Class A common stock and 19,720,381 shares of Class B common stock outstanding and entitled to vote.
If you wish to attend the annual meeting in person, we encourage you to reserve your seat by May 24, 2021 by contacting our Investor Relations Department at (917) 444-6325. Additional details regarding admission to the annual meeting are described in the proxy statement under the heading “Voting in Person.” Your vote is important and it is important that your shares be represented at the annual meeting. To ensure that your shares are represented at the annual meeting, whether or not you plan to attend, please vote by proxy using the Internet or the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided. Stockholders of record who attend the annual meeting may revoke their proxies and vote in person at the annual meeting, if they wish to do so. We appreciate your continued support.
Sincerely,
Alan J. Sokol
President, Chief Executive Officer and Director

HEMISPHERE MEDIA GROUP, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Hemisphere Media Group, Inc.:
The annual meeting of the stockholders of Hemisphere Media Group, Inc. (the “Annual Meeting”) will be held on Tuesday, May 25, 2021 at 9:00 a.m., local time, at our headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146 for the following purposes:
(1)
to elect four Class II directors to the Board of Directors for a three-year term expiring at the 2024 annual meeting;

(2)
to ratify the Board of Directors’ appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2021;

(3)
to vote on a non-binding advisory resolution to approve the compensation of our named executive officers;

(4)
to approve an amendment to the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan; and

(5)
to consider all other appropriate matters brought before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.

All stockholders of record as of March 30, 2021 will be entitled to vote at the Annual Meeting. If you are a stockholder of record, you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, we encourage you to reserve your seat by May 24, 2021 by contacting our Investor Relations Department at (917) 444-6325. Additional details regarding admission to the Annual Meeting are described in the attached proxy statement under the heading “Voting in Person.”
If you choose to vote by proxy, you may do so by using the Internet or the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided. Whichever method you use to vote by proxy, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions. To ensure that your proxy is voted, your proxy, whether given by the Internet, the telephone, or mailing the proxy card, must be received by 11:59 p.m., Eastern time, on May 24, 2021. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors. If your shares are held on your behalf by a bank, broker, or other nominee, the proxy statement accompanying this notice will provide additional information on how you may vote your shares. Stockholders of record who attend the Annual Meeting may revoke their proxies and vote in person at the Annual Meeting, if they wish to do so.
We have decided to use the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On April 15, 2021, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our 2020 Annual Report online and how to vote via the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our 2020 Annual Report.
By Order of the Board of Directors,
Alex J. Tolston
Executive Vice President, Chief Legal Officer and Corporate Secretary
4000 Ponce de Leon Boulevard, Suite 650
Coral Gables, FL 33146
April 15, 2021

YOUR VOTE IS IMPORTANT
WE URGE YOU TO VOTE USING TELEPHONE OR INTERNET VOTING, IF AVAILABLE TO YOU, OR IF YOU RECEIVED THESE PROXY MATERIALS BY MAIL, BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD PROMPTLY. PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BANK, BROKER, OR OTHER RECORD HOLDER AND YOU WISH TO VOTE THEM AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT RECORD HOLDER.

HEMISPHERE MEDIA GROUP, INC.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, MAY 25, 2021
ABOUT THE ANNUAL MEETING
The Annual Meeting of Stockholders of Hemisphere Media Group, Inc. (“Hemisphere” or the “Company”) will be held on Tuesday, May 25, 2021 at 9:00 a.m., local time, at our headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, and at any at any subsequent time that may be necessary by any adjournment or postponement thereof  (the “Annual Meeting”).
We are making the proxy solicitation materials available to stockholders of record of the Company in connection with the solicitation of proxies for use at the Annual Meeting electronically via the Internet under the Notice and Access rules and regulations of the Securities and Exchange Commission (the “SEC”). On April 15, 2021, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our stockholders on April 15, 2021. The Notice includes information on how to access and review the proxy materials, and how to vote, via the Internet or by telephone. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe this method of delivery will decrease costs, expedite distribution of proxy materials to you, and reduce our environmental impact. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting. Stockholders who received the Notice but would like to receive a printed copy of the proxy solicitation materials in the mail should follow the instructions in the Notice for requesting such materials.
Matters to be Voted Upon at the Annual Meeting
At the Annual Meeting you will be voting on the following proposals:
1.
to elect four Class II directors to the Board of Directors for a three-year term expiring at the 2024 annual meeting;

2.
to ratify the Board of Directors’ appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2021 (“Fiscal 2021”);

3.
a non-binding advisory resolution regarding the compensation of our named executive officers;

4.
to approve an amendment to the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan; and

5.
to consider all other appropriate matters brought before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.

Recommendations of Our Board of Directors
Our Board of Directors recommends that you vote your shares as follows:
1.
FOR the election of four Class II directors to the Board of Directors for a three-year term expiring at the 2024 annual meeting (PROPOSAL 1);

2.
FOR the ratification of the appointment by the Board of Directors of RSM US LLP as our independent registered public accounting firm for Fiscal 2021 (PROPOSAL 2);

3.
FOR the non-binding advisory resolution approving the compensation of our named executive officers (PROPOSAL 3); and

4.
FOR the approval of an amendment to the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan (PROPOSAL 4).

Stockholders Entitled to Vote at the Meeting
Stockholders of Record
Only stockholders of record of the Company’s (i) Class A common stock, par value $0.0001 per share (the “Class A common stock”) and (ii) Class B common stock, par value $0.0001 per share (the “Class B common stock” and together with the Class A common stock, the “Common Stock”) as of March 30, 2021 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. You are considered the stockholder of record with respect to your shares if your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s stock transfer agent. If you are a stockholder of record, you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting. If you are a stockholder of record and choose to vote in person, you must attend the Annual Meeting, which will be held on Tuesday, May 25, 2021 at 9:00 a.m., local time, at our headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146.
If you choose to vote by proxy you may do so by using the Internet, the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided. Whichever method you use to vote by proxy, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions. To ensure that your proxy is voted, your proxy, whether given by the Internet, the telephone, or by mailing the proxy card, must be received by 11:59 p.m., Eastern time, on May 24, 2021. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors.
On the Record Date, there were 20,142,893 shares of Class A common stock and 19,720,381 shares of Class B common stock, issued and outstanding, constituting all of our issued and outstanding voting securities. Stockholders of record are entitled to one (1) vote for each share of Class A common stock and ten (10) votes for each share of Class B common stock they held as of the Record Date.
Shares Held with a Bank, Broker, or Other Nominee
If your shares are held in an account with a bank, broker, or another third party that holds shares on your behalf, referred to herein as a “nominee,” then you are considered the “beneficial owner” of these shares, and your shares are referred to as being held in “street name.” If you hold your shares in “street name,” you must vote your shares in the manner provided for by your bank, broker, or other nominee. Your bank, broker, or other nominee has enclosed or provided a voting instruction card with this proxy statement for you to use in directing the bank, broker, or other nominee how to vote your shares.
If your shares are held by a bank, broker, or other nominee, they may not be voted or may be voted contrary to your wishes if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares. Brokers, banks, and other nominees have the authority under the rules of the NASDAQ STOCK MARKET LLC (“NASDAQ”) to vote shares held in accounts by their customers in the manner they see fit, or not at all, on “routine” matters if their customers do not provide them with voting instructions. Proposal 1, Proposal 3 and Proposal 4 are not considered to be routine matters, but Proposal 2 is considered to be a routine matter. When a proposal is not routine and the bank, broker, or other nominee has not received your voting instructions with respect to such proposal, a bank, broker, or other nominee will not be permitted to vote your shares on such proposal and a broker “non-vote” will occur. To ensure your shares are voted in the manner you desire, you should provide instructions to your bank, broker, or other nominee on how to vote your shares for each of the proposals to be voted on at the Annual Meeting in the manner provided for by your bank, broker, or other nominee.
Quorum
A “quorum” of stockholders is necessary to hold the Annual Meeting. A quorum will exist at the Annual Meeting if the holders of record of a majority of the voting power of all shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting.

Shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting, but who have abstained from voting or have not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting (including as a result of a broker “non-vote”), will be counted as present for purposes of establishing a quorum.
Votes Required with Respect to Each Proposal
To be elected as a Class II director at the Annual Meeting (Proposal 1), each candidate for election must receive a plurality of the votes cast. In a plurality vote, the director nominee with the most affirmative votes in favor of his or her election to a particular directorship will be elected to that directorship. With regard to Proposal 1, shares represented by proxies that are marked “WITHHELD” and shares that are not voted (including as a result of a broker “non-vote”) will have no effect on the outcome of this vote because the directors are elected by a plurality vote.
The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to (i) ratify the Board of Directors’ appointment of RSM US LLP as our independent registered public accounting firm for Fiscal 2021 (Proposal 2), (ii) approve the non-binding advisory resolution relating to the compensation of the Company’s named executive officers (Proposal 3) and (iii) approve the amendment to the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan (Proposal 4). With regard to Proposals 2, 3 and 4, shares marked as “ABSTAIN” and shares which are present in person or by proxy but not voted will have the effect of a vote against this proposal.
Proxies and Voting Procedures
What is a Proxy?
A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is called a proxy or a proxy card. For the purposes of the Annual Meeting, if you use the Internet or telephone to vote your shares, or complete the attached proxy card and return it to us by 11:59 p.m., Eastern time, on May 24, 2021, you will be designating the officers of the Company named on the proxy card to act as your proxy and to vote on your behalf in accordance with the instructions you have given via the Internet, by telephone, or on the proxy card at the Annual Meeting.
How Can I Get Electronic Access to the Proxy Materials?
The Notice will provide you with instructions regarding how to (i) view on the Internet our proxy materials for the Annual Meeting; and (ii) instruct us to send proxy materials to you by email. The proxy materials are available on our website at www.hemispheretv.com under the “Investor Relations — Annual Reports and Proxy Materials” tab. Choosing to receive proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment.
What is Included in the Proxy Materials?
The proxy materials include:
(1)
our Notice of Annual Meeting of Stockholders;

(2)
this proxy statement; and

(3)
our annual report to stockholders for the fiscal year ended December 31, 2020 (the “Annual Report”), containing financial statements and other information of interest to stockholders.

If you receive a paper copy of these materials by mail, the proxy materials also include a proxy card.
Voting by Proxy
Stockholders of Record
If you are a stockholder of record, you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting. If you are a stockholder of record and choose to vote in person, you must attend the Annual Meeting, which will be held on Tuesday, May 25, 2021 at 9:00 a.m., local time, at our headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146. We recommend that you vote by proxy even if you currently plan to attend the Annual Meeting so that your vote will be counted if you later decide not to or are unable to attend the Annual Meeting. You may revoke your vote at any time before 11:59 p.m. Eastern time, on May 24, 2021, by:
•
attending the Annual Meeting in person and voting again; or

•
casting a new vote by telephone or over the Internet by 11:59 p.m., Eastern time, on May 24, 2021; or

•
signing and returning a new proxy card with a later date or by submitting a later-dated proxy by telephone or via the Internet, since only your latest proxy received by 11:59 p.m., Eastern time, on May 24, 2021 will be counted.

If you are a stockholder of record, there are several ways for you to vote your shares by proxy:
•
By Mail.   If you have received a printed copy of the proxy materials from us by mail, you may vote by mail by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received by 11:59 p.m., Eastern time, on May 24, 2021.

•
By Telephone or Over the Internet.   You may submit your proxy by telephone or via the Internet by following the instructions provided on the Notice. If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone proxy submission is available 24 hours a day. Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern time, on May 24, 2021.

•
In Person at the Annual Meeting.   You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy by telephone or via the Internet, or by completing, signing, dating, and returning the attached proxy card by the applicable deadline so that your vote will be counted if you later decide not to or are unable to attend the meeting. Details regarding requirements for admission to the Annual Meeting are described below under the heading “Voting in Person.”

Voting instructions are included in the Notice, or if you have received a printed copy of the proxy materials from us by mail, on your proxy card. If you properly submit your proxy by telephone, the Internet, or by mail in time for it to be voted at the Annual Meeting, one of the individuals named as your proxy, each of whom is one of our officers, will vote your shares as you have directed. If you submit your proxy by telephone, the Internet, or by mail, but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Annual Meeting, as necessary to vote your shares on each proposal, your shares will be voted in accordance with the recommendations of our Board of Directors: (1) FOR the election of the director nominees, (2) FOR the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for Fiscal 2021, (3) FOR the approval of the non-binding advisory resolution approving the compensation of our named executive officers, (4) FOR the approval of an amendment to the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan and (5) in accordance with the best judgment of the named proxies on other matters properly brought before the Annual Meeting.
Our Board of Directors has no knowledge of any matters that will be presented for consideration at the Annual Meeting other than those described herein. The named proxies will also have discretionary authority to vote upon any adjournment or postponement of the Annual Meeting, including for the purpose of soliciting additional proxies.
Shares Held with a Bank, Broker, or Other Nominee
If you hold your shares in “street name,” you must vote your shares in the manner provided for by your bank, broker, or other nominee. Your bank, broker, or other nominee has enclosed or provided a voting instruction card for you to use in directing the bank, broker, or other nominee on how to vote your shares. To ensure that your shares are voted according to your wishes, be certain that you provide instructions to your bank, broker, or other nominee on how to vote your shares in the manner that they specify. Your bank, broker, or other nominee will be permitted to vote your shares without instruction from you on Proposal 2, but will not be permitted to vote your shares on Proposal 1, Proposal 3 or Proposal 4 without your instructions. As a result, if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares, then your bank, broker, or other nominee may vote your shares in a different manner than you would have voted if you had provided instructions to your bank, broker, or other nominee with respect to Proposal 2, and your vote will not be cast for Proposal 1, Proposal 3 or Proposal 4, an outcome referred to as a broker “non-vote”. Broker “non-votes” will have no effect on the outcome of the vote on Proposal 1, Proposal 3 or Proposal 4.
Revoking Your Proxy
If you are a stockholder of record, you may revoke your proxy before it is voted by:
•
signing and returning a new proxy card with a later date or by submitting a later-dated proxy by telephone or the Internet, since only your last proxy received by 11:59 p.m., Eastern time, on May 24, 2021 will be counted;

•
notifying the Corporate Secretary of the Company in writing by 11:59 p.m., Eastern time, on May 24, 2021 that you have revoked your proxy; or

•
voting in person at the Annual Meeting.

If you hold your shares in “street name,” you must contact your bank, broker, or other nominee to revoke your proxy.
Voting in Person
If you are a stockholder of record and you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. All stockholders planning to attend the Annual Meeting in person should contact our Investor Relations Department at (917) 444-6325 by May 24, 2021 to reserve a seat at the Annual Meeting. For admission, stockholders should come to the Annual Meeting check-in area no less than 15 minutes before the Annual Meeting is scheduled to begin. Stockholders of record should bring a form of photo identification so their share ownership can be verified. A beneficial owner holding shares in “street name” must also bring an account statement or letter from his or her bank or brokerage firm showing that he or she beneficially owns shares as of the close of business on the record date, along with a form of photo identification. Registration will begin at 8:00 a.m., local time and the Annual Meeting will begin at 9:00 a.m., local time.
If your shares are held in the name of your broker, bank, or other nominee, and you plan to attend the Annual Meeting and wish to vote in person, you must bring a legal proxy from your broker, bank, or other nominee authorizing you to vote your “street name” shares held as of the Record Date in order to be able to vote at the Annual Meeting. A legal proxy is an authorization from your bank, broker or other nominee permitting you to vote the shares that it holds in its name.
Results of the Annual Meeting
We will announce preliminary results at the Annual Meeting. We will publish final results in a current report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.
Proxy Solicitation
We, on behalf of the Board of Directors, are soliciting proxies in connection with this Annual Meeting. The Company will bear the costs of the solicitation. No proxy solicitation firm has been hired in connection with our Annual Meeting. In addition to the solicitation of proxies by mail, proxies may also be solicited by our directors, officers, and employees in person or by telephone, e-mail, or fax, for which they will receive no additional compensation. We will also reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.

Notice of Access and Delivery, Delivery of Proxy Materials and Annual Report to Households
We are making the proxy solicitation materials available to stockholders electronically via the Internet under the Notice and Access rules and regulations of the SEC. On April 15, 2021, we mailed to our stockholders the Notice in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our stockholders on April 15, 2021. The Notice includes information on how to access and review the proxy materials and how to vote on the proposals via the Internet or by telephone. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe this method of delivery will decrease costs, expedite distribution of proxy materials to you, and reduce our environmental impact. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting. Stockholders who received the Notice but would like to receive a printed copy of the proxy solicitation materials in the mail should follow the instructions in the Notice for requesting such materials.
We may satisfy the rules of the SEC regarding delivery of our proxy materials, including our proxy statement, or delivery of the Notice by delivering a single copy of these documents to an address shared by two or more stockholders. The rules of the SEC permit companies and banks, brokers, or other nominees to deliver a single copy of an annual report and proxy statement to households at which two or more stockholders reside (commonly referred to as “householding”). Beneficial owners sharing an address who have been previously notified by their broker, bank, or other nominee and who have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one set of proxy materials or one Notice, as applicable, to stockholders who share an address with another stockholder, unless contrary instructions were received prior to the mailing date. If you hold your shares in your own name as a holder of record, householding will not apply to your shares.
We undertake to deliver promptly upon written or oral request a separate copy of our proxy statement, Annual Report and/or our Notice to a stockholder at a shared address to which a single copy of these documents was delivered. To request a separate copy, please contact us by sending a written request to Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, Attention: Investor Relations, or by e-mail at ir@hemispheretv.com, or by calling us (917) 444-6325. These documents will be delivered at no charge to you.
Not all banks, brokers, or other nominees may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your bank, broker, or other nominee directly. Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your bank, broker, or other nominee to revoke your consent.
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 25, 2021
You may obtain copies of our public filings, including this proxy statement, our Annual Report, and the form of proxy relating to the Annual Meeting, without charge from our website at www.hemispheretv.com under “Investor Relations—SEC Filings” and “Investor Relations—Annual Reports and Proxy Materials,” or from the SEC’s website at www.sec.gov. You also may request a copy of these materials, without charge, by sending an e-mail to ir@hemispheretv.com. Please make your request no later than May 14, 2021 to facilitate timely delivery. If you do not request materials pursuant to the foregoing procedures, you will not otherwise receive an e-mail or electronic copy of the materials. For meeting directions please call (917) 444-6325.
BOARD OF DIRECTORS
In accordance with our Amended and Restated By-Laws (our “By-Laws”), the Board of Directors may establish the authorized number of directors from time to time by resolution. The authorized number of directors is currently fixed at eleven and the Company currently has ten directors with one vacancy in Class I.

Peter M. Kern is our Chairman of the Board of Directors. In accordance with our Amended and Restated Certificate of Incorporation (our “Charter”), the Board of Directors is divided into three classes (designated Class I, Class II, and Class III, respectively), with Class I consisting of three directors (with one current vacancy), Class II consisting of four directors and Class III consisting of four directors. The current term of office of the Class II directors expires at the Annual Meeting. The Class I and Class III directors are serving terms that expire at the annual meeting of stockholders to be held in 2023 and 2022, respectively. The three classes are currently comprised of the following directors:
•
Class I consists of Peter M. Kern and Leo Hindery, Jr. who will serve until the annual meeting of stockholders to be held in 2023;

•
Class II consists of James M. McNamara, Eric C. Neuman, John Engelman and Andrew S. Frey, who will serve until the Annual Meeting; and

•
Class III consists of Alan J. Sokol, Ernesto Vargas Guajardo, Eric Zinterhofer and Sonia Dulá, who will serve until the annual meeting of stockholders to be held in 2022.

The names of the nominees being presented for consideration by the stockholders (all of whom are incumbent directors, except for Adam Reiss) and our continuing directors, their ages, the years in which they became directors of the Company, and certain other information about them are set forth on the following pages. Proxies cannot be voted for a greater number of persons than the two nominees. Except for (i) Televicentro of Puerto Rico, LLC (“WAPA”), Cine Latino, Inc., InterMedia Español, Inc., HMTV Cable, Inc. and WAPA America, Inc., which are each subsidiaries of the Company; and (ii) Gato Investments, LP (“Gato”) which owns a majority of the Company’s voting securities and may be deemed an affiliate of the Company; none of the corporations or other organizations referred to on the following pages with which a director or nominee for director has been employed or otherwise associated is currently a parent, subsidiary, or other affiliate of the Company.
Nominees for Election to the Board of Directors
The nominees for directors in Class II, whose three-year terms will expire at the Annual Meeting (except for Adam Reiss), are as follows:
James M. McNamara Age 67	Mr. McNamara has served as the Vice Chairman of our Board of Directors since April 2013. In 2005, Mr. McNamara founded Panamax Films, LLC, a film production company that produces films for the U.S. Latino and Greater Latin American film going audiences, and he is currently its chairman. In 2008, Mr. McNamara joined Cine Latino, Inc., where he currently serves as a consultant. From 2010 to April 2019, he served as Non-Executive Chairman of Pantelion, LLC (“Pantelion Films”). From 1999 to 2005, Mr. McNamara served as the President and Chief Executive Officer of Telemundo Communications Group, Inc., the operator of Telemundo, a Spanish language broadcast network. From April 1996 to June 1998, Mr. McNamara was the President of Universal Television Enterprises, or Universal, a television production company where his responsibilities included domestic syndication first run programming and international sales. Mr. McNamara joined Universal from New World, where he served as Chief Executive Officer from 1991 to 1995 and Senior Vice President, Executive Vice President and then President of New World International from 1986 to 1991. Mr. McNamara served as a director of Jump TV, a leading IPTV company, from 2006 to 2008, SBS Broadcasting from 1996 to 2005, Film Roman, Inc., from 1997 to 1999, Row 44, LLC (now, Global Eagle Entertainment, Inc., formerly Global Eagle Acquisition Corp.) from 2011 to 2013, Silver Eagle Acquisition Corp. (now, Videocon d2h) from 2014 to 2015, and Double Eagle Acquisition Corp. (now, WSC Corp.) from 2016 to 2017. Mr. McNamara currently serves on the board of directors of the

Hispanic Scholarship Fund and served as chairman of the board from March 2012 to 2018. Mr. McNamara received his Masters degree from the American Graduate School of International Management and undergraduate degree in business administration and political science from Rollins College. The Board of Directors concluded that Mr. McNamara should continue to serve as a director, in part, because of his foregoing qualifications and experience.
Eric C. Neuman Age 76	Mr. Neuman has served as one of our directors and the Chairman of the Audit Committee since April 2013. Since 2005, Mr. Neuman has been a managing director and partner of Hicks Equity Partners, LLC, a private equity investment firm founded by Thomas O. Hicks. Previously, he had been a partner of Hicks, Muse & Co. Partners, L.P. (“HM”) since December 2000 and an officer of HM since 1993. At HM, Mr. Neuman had been involved in the formation and development of many of the firm’s media investments, including Chancellor Media and Capstar Broadcasting (which were merged into Clear Channel Communications), Lin TV, Sunrise Television and Marcus Cable, and in 2002, assumed responsibility for HM’s Latin American business. Mr. Neuman currently serves on the board of directors of DirecPath Newco., LLC, Crossings, LLC, Drilling Tools International and H-D Advanced Manufacturing. From 2000 to 2016, Mr. Neuman served as a director of Intercable, an international provider of television, internet and telephone services and an HM portfolio company. Mr. Neuman previously served as a director of GigaMonster, from 2015 to 2019, Just Brakes, LLC, from 2013 to 2017, and Glori Energy, Inc., from 2015 to 2017. Additionally, Mr. Neuman previously served as Chairman of the board of Fox Pan American Sports, a leading provider of Spanish-language sports television programming to U.S. and Latin American pay television operators, and as Vice Chairman of Claxson, a publicly traded provider of programming and services to pay television providers. Mr. Neuman received a B.A. degree from the University of South Florida and an M.B.A. from Northwestern University. The Board of Directors concluded that Mr. Neuman should continue to serve as a director, in part, because of his foregoing qualifications and experience.
John Engelman Age 65	Mr. Engelman has served as one of our directors and a member of the Audit Committee since April 2013. From April 2011 through April 2013, he served as an independent director of Azteca Acquisition Corporation and from December 2010 through September 2018, Mr. Engelman served as an independent director of XpresSpa Group, Inc. (formerly FORM Holdings Corp. and Vringo, Inc., a patent licensing and software products company for mobile video). Mr. Engelman was co-president of the Dreamworks Classics division of NBCUniversal from August 2016 through December 2018. Prior to that, Mr. Engelman co-founded Classic Media, Inc., a global media company that specializes in family and children’s entertainment, and served as its co-CEO from 2001 until August 2016. In mid-2012, Classic was acquired by DreamWorks Animation SKG and Mr. Engelman co-headed its International Television division following the acquisition until August 2016. From 1991 to 1996, Mr. Engelman was President of Broadway Video, Inc., a producer of live television and motion pictures. He began his career at the Los

Angeles law firm of Irell & Manella, where he was a partner. Mr. Engelman has a J.D. from Harvard Law School and a B.A. in Government from Harvard College. The Board of Directors concluded that Mr. Engelman should continue to serve as a director, in part, because of his foregoing qualifications and experience.
Adam Reiss Age 35	Mr. Reiss currently serves as a Managing Director of Searchlight Capital Partners, LLC, a global private equity firm. Mr. Reiss has approximately 14 years of investing and finance experience. Prior to joining Searchlight Capital Partners, LLC in 2011, Mr. Reiss was an Associate at Silver Lake Partners where he had a broad investment focus. Mr. Reiss started his career as an Analyst at Goldman Sachs in 2007. Mr. Reiss currently serves on the board of directors of Mitel Networks Corporation and Clearspan LLC and previously served on the boards of 160 Over 90 LLC and Ardent Hire Solutions Limited. Mr. Reiss received a B.B.A. from the University of Michigan. Mr. Reiss was selected by an affiliate of Searchlight II HMT, L.P. (“Searchlight”) as a designee to the Board pursuant to the Stockholders Agreement (the “Stockholders Agreement”), dated as of September 6, 2016, as amended by Amendment No. 1, dated as of October 21, 2016, and Amendment No. 2, dated as of June 9, 2019, by and among the Company, Gato, InterMedia Hemisphere Roll-Over L.P., InterMedia Partners, L.P. (“InterMedia”), Gemini Latin Holdings, LLC (“Gemini”), Peter M. Kern and Searchlight. The Board of Directors concluded that Mr. Reiss should serve as a director, in part, because of his foregoing qualifications and experience.
Directors Continuing in Office
The directors continuing in office in Class III, whose term will expire at the 2022 annual meeting of stockholders, are as follows:
Alan J. Sokol Age 62	Mr. Sokol has served as one of our directors and President since January 2013. Mr. Sokol was appointed as the Company’s Chief Executive Officer in April 2013. Mr. Sokol has over 25 years of experience in the television and motion picture industries as an operator, advisor and investor. Prior to becoming the Chief Executive Officer, he served as a Senior Partner at InterMedia where he was the architect of the firm’s Hispanic strategy, including the acquisitions of Cinelatino and WAPA. Prior to joining InterMedia, Mr. Sokol was President and CEO of Planeta Media Group, LLC, where he advised numerous media companies on strategies and new business launches, particularly within the United States Hispanic market. His clients included Lions Gate Entertainment Corp., IDT Corp., Council Tree Communications, Inc. and Caracol Television Inc. From 1998 through May 2003, Mr. Sokol was Chief Operating Officer of Telemundo Communications Group, Inc., where he was responsible for all business divisions of this United States Spanish-language television network. While at Telemundo, Mr. Sokol established the first bilingual cable network in the United States and created strategic alliances with TV Globo, Caracol Television and Discovery Networks. From 1996 to 1998, Mr. Sokol was Senior Vice President, Corporate Development at Sony Pictures where he advised on investment opportunities in television distribution and content creation throughout the world. Prior to his tenure at Sony Pictures, Mr. Sokol was Senior Vice President of Savoy Pictures, Inc. From 1983 to 1994, he was an

attorney and a partner with Wyman, Bautzer, Kuchel and Silbert, P.C., and then with Jeffer, Mangels, Butler and Marmaro LLP. Mr. Sokol sits on the board of directors of InterMedia Español, Inc., WAPA America, Inc., Cine Latino, Inc. and HMTV Cable, Inc., each indirect wholly-owned subsidiaries of the Company. He holds a B.A. from Cornell University and J.D. from Stanford Law School.
Ernesto Vargas Guajardo Age 65	Mr. Vargas Guajardo has served as one of our directors since April 2013. Currently, he is President of Dish México S. de C.V. and a member of its board of directors. From 1989 to 2015, Mr. Vargas Guajardo has served as the Chief Executive Officer of MVS Telecomunicaciones S.A. de C.V. (currently Grupo MVS Capital, S. de R.L. de C.V.) and served on its board of directors. Mr. Vargas Guajardo also serves as President of MVS NET, S.A. de C.V. Mr. Vargas Guajardo has served on the board of directors of Grupo Costamex and Finaccess México, S.A. since 2008 and served on the board of Instituto Tecnológico de Monterrey in 2009. Mr. Vargas Guajardo also serves on the board of directors of Cine Latino, Inc., an indirect wholly-owned subsidiary of the Company. Mr. Vargas Guajardo received his B.S. degree from The Wharton School of the University of Pennsylvania.
Eric Zinterhofer Age 49	Mr. Zinterhofer has served as one of our directors since October 2016. Mr. Zinterhofer currently serves as Founding Partner, Partner and Co-founder of Searchlight Capital Partners, LLC and is jointly responsible for overseeing its activities. Prior to founding Searchlight Capital Partners, LLC, from 1998 until May 2010, Mr. Zinterhofer was a Senior Partner and Co-Head of the Media and Telecommunication investment platform at Apollo Management, L.P. From 1994 to 1996, Mr. Zinterhofer was a member of the Corporate Finance Department at Morgan Stanley Dean Witter & Co. Prior to joining Morgan Stanley, from 1993 to 1994, he was a member of the Structured Equity Group at J.P. Morgan Investment Management. Mr. Zinterhofer currently serves on the board of directors of Charter Communications, Inc. as Lead Independent Director and as a member of the Compensation and Benefits Committee, Finance Committee and Nominating and Corporate Governance Committee and Univision Holdings, Inc. Mr. Zinterhofer is also a member of the board of directors of Liberty Latin America Ltd. and Philips Academy. Previously, Mr. Zinterhofer was a director of Octave Music Group, Inc. (f/k/a Touchtunes Interactive Networks, Inc.), Roots Corporation, Global Eagle Entertainment, Inc., Liberty Cablevision of Puerto Rico, GCI Liberty, Inc. (formerly General Communication, Inc.), Hunter Boot, Ltd., 160 Over Ninety LLC, Dish TV India Limited and Integra Telecom. Mr. Zinterhofer received B.A. degrees in Honors Economics and European History from the University of Pennsylvania and received a M.B.A. from the Harvard Business School. Mr. Zinterhofer was selected by an affiliate of Searchlight as a designee to the Board pursuant to the Stockholders Agreement.
Sonia Dulá Age 60	Ms. Dulá has served as one of our directors and a member of the Audit Committee since May 2019. From 2013 to March 2018, Ms. Dulá served as Vice Chairman at Bank of America, Global Corporate and Investment Banking Division. Prior to this role, Ms. Dulá was head of the Latin America Wealth Management Division at Merrill Lynch and head of Corporate and Investment

Banking for Latin America, where she led many high profile transactions, and had oversight responsibility for mergers and acquisitions, public debt and equity issues and corporate loans. Before joining Merrill Lynch, from 2002 to 2006, Ms. Dulá served as CEO of Grupo Latino de Radio, a company with more than 500 owned and operated radio stations in Latin America and the US Hispanic market. Prior to this, Ms. Dulá co-founded two internet companies, Internet Group of Brazil and Obsidiana, and served as CEO of Telemundo Studios México. Earlier in her career, Ms. Dulá worked for nine years at Goldman Sachs, in the investment banking division in London and New York where she rose to leadership positions. Ms. Dulá is a life member of the Council on Foreign Relations. She is an independent director on the Board of Prisa (Promotora de Informaciones, S.A., Spain), where she is a member of the Audit and Executive Committees, and Chairman of the Nominating, Compensation and Corporate Governance Committee. She is also an independent director on the Board of Acciona (Acciona, S.A., Spain), an independent director for Huntsman Corporation and a member of its audit committee and sustainability committee and a member of the Latin America Strategic Advisory Board of Itaú Bank of Brazil. Previously, Ms. Dulá served on the board of The Council of the Americas, Women’s World Banking, The Arsht Center for the Performing Arts and was a member of Young Presidents Organization (YPO). Ms. Dulá ranks fourth on Fortune’s list of the 50 Most Powerful Latinas (2018). She was named among the 100 Most Influential Leaders by Hispanic Business magazine (2011) and the top 30 Business Women by the weekly Latin Business Chronicle (2012). Ms. Dulá was born in Mexico and holds a degree in Economics, Magna Cum Laude, from Harvard University and an M.B.A. from Stanford University.
The directors continuing in office in Class I, whose term will expire at the 2023 annual meeting of stockholders, are as follows:
Peter M. Kern, Chairman Age 53	Mr. Kern has served as Chairman of our Board of Directors since April 2013. Mr. Kern currently serves as Chief Executive Officer and Vice Chairman of Expedia Group and has been a director of Expedia Group since completion of the IAC/Expedia Spin-Off. Mr. Kern is also the controlling person of Gemini, the general partner of Gato, which owns a majority of the Company’s voting securities. Previously, Mr. Kern served as a Managing Partner of InterMedia. Prior to joining InterMedia, Mr. Kern was Senior Managing Director and Principal of Alpine Capital LLC. Prior to Alpine Capital, Mr. Kern founded Gemini Associates in 1996 and served as President from its inception through its merger with Alpine Capital in 2001. Prior to founding Gemini Associates, Mr. Kern was at the Home Shopping Network and Whittle Communications. Mr. Kern served on the board of directors of Tribune Media Company from October 2016 to September 2019, where he also served as Chief Executive Officer. Mr. Kern has served as a member of Supervisory Board of trivago, N.V. since 2016 and also serves on the boards of several private companies, including InterMedia Español, Inc. and WAPA America, Inc., each indirect wholly-owned subsidiaries of the Company. Mr. Kern holds a B.S. degree from the Wharton School at the University of Pennsylvania.

Leo Hindery, Jr. Age 73	Mr. Hindery has served as one of our directors since April 2013. Currently, he is Chairman of Trine II Acquisition Corp. and Managing Partner of InterMedia, a series of media industry private equity funds he founded in 1988 and ran continuously until February 1997, when he was elected President and CEO of Tele-Communications, Inc. (TCI), at the time the world’s largest combined cable television system operator and programming entity. In March 1999 TCI merged into AT&T, and he became President and CEO of AT&T Broadband until he resigned in November 1999. In December 1999, Mr. Hindery was elected Chairman and Chief Executive Officer of GlobalCenter Inc., a major Internet services company, which in January 2001 merged into Exodus Communications, Inc. From 2001 until October 2004, he was Chairman and CEO of The YES Network which he founded to be the regional television home of the New York Yankees. In early 2005 he reconstituted InterMedia and in March 2019 he founded Trine Acquisition Corp., a NYSE-listed SPAC which went public in March 2019. In January 2021, Trine Acquisition Corp. merged with Desktop Metal, Inc. and Mr. Hindery currently serves as a member on its board of directors. Mr. Hindery previously served as Chairman and CEO of the Middle East Institute. Mr. Hindery, formerly Chairman of the National Cable Television Association (NCTA) and of C-SPAN, has been recognized as International Cable Executive of the Year, NCTA’s Distinguished Vanguard Award Recipient for Leadership, Cable Television Operator of the Year, one of the cable industry’s “25 Most Influential Executives Over the Past 25 Years”, one of the “30 Individuals with the Most Significant Impact on Cable’s Early History”, and a member of the Cable Hall of Fame. Mr. Hindery currently serves on the board of directors of American Family Choice, Common Cause New York and the Minority Media and Telecommunications Council, and is a previous member of the Board of Trustees for Emerson College. Mr. Hindery has an M.B.A. from Stanford University’s Graduate School of Business and was an undergraduate of Seattle University, and has received an honorary Doctor of Humane Letters degree from Emerson College.

EXECUTIVE OFFICERS
The following sets forth certain information with respect to the executive officers of the Company, as of the date of this proxy statement. All officers of the Company serve at the pleasure of the Company’s Board of Directors until their successors are elected and qualified. Except for WAPA, InterMedia, Gato, InterMedia Español, Inc., WAPA America, Inc., Cine Latino, Inc., HMTV Cable, Inc., Pantelion 2.0, LLC (“Pantelion 2.0”) and Pantaya, LLC (“Pantaya”), none of the corporations or other organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary, or other affiliate of the Company.
Name	Age	Position
Alan J. Sokol	62	Class III Director, President and Chief Executive Officer
Craig D. Fischer	51	Chief Financial Officer
Alex J. Tolston	40	Executive Vice President, Chief Legal Officer and Corporate Secretary
Jorge Hidalgo	56	President and General Manager, WAPA-TV, a division of WAPA (“WAPA-TV”)
Jennifer Lopez-Gottardi	44	Controller
Paul L. Presburger	58	Chief Executive Officer of Pantaya and Pantelion 2.0 (as successor to Pantelion Films)
Monica B. Silverstein	56	Chief Human Resources Officer
Mr. Alan J. Sokol, see Class III Directors above.
Mr. Craig D. Fischer, age 51, has served as our Chief Financial Officer since April 2013. From January 2013 through April 2013, Mr. Fischer served as our Vice President, Treasurer and Secretary. Previously, from 2005 through 2012, Mr. Fischer was a Partner at InterMedia, and was responsible for the acquisitions and oversight of Cinelatino and WAPA, prior to the formation of Hemisphere Media Group, Inc. Prior to joining InterMedia, Mr. Fischer was Executive Vice President of Business Development and Affiliate Relations at the YES Network where he was one of the founding senior managers and was responsible for overseeing day-to-day operations, managing relationships with major cable and satellite operators and negotiating programming agreements. Prior to YES, Mr. Fischer was Vice President of Business Development at Exodus Communications, Inc., and Vice President of Finance at Global Center Inc. From 1997 to 2000, Mr. Fischer was at Goldman Sachs & Co. as a banker in the Media and Communications group. From 1991 to 1995, Mr. Fischer was a senior accountant and CPA with Ernst & Young, LLP. Mr. Fischer holds an M.B.A. from Columbia Business School and a B.B.A. from the University of Michigan.
Mr. Alex J. Tolston, age 40, has served as the Executive Vice President, Chief Legal Officer and Corporate Secretary of Hemisphere Media Group, Inc. since August 2019. From April 2016 through August 2019, Mr. Tolston served as Executive Vice President, General Counsel and Corporate Secretary and from June 2013 through April 2016 as General Counsel and Corporate Secretary. Before joining the Company, Mr. Tolston was an attorney in the Corporate Department at Paul, Weiss, Rifkind, Wharton & Garrison LLP from 2009 to 2013, representing issuers and underwriters in connection with initial public offerings, secondary offerings and Rule 144A debt offerings, issuers and their boards of directors with respect to reporting and other obligations under the U.S. securities laws and corporate governance and regulatory matters, and public and private equity clients in mergers and acquisitions, corporate finance and debt restructuring transactions. Mr. Tolston began his career at Bear, Stearns & Co., Inc. Mr. Tolston is a member of the Bar of the State of New York and Authorized House Counsel under Chapter 17, Rules Regulating the Florida Bar. Mr. Tolston holds a B.A. from Tulane University and a J.D. from New York Law School.
Mr. Jorge Hidalgo, age 57, has served as the President and General Manager of WAPA-TV since January 2021. Mr. Hidalgo is a seasoned, award-winning executive with over 40 years of experience in the U.S. Hispanic television industry. Prior to being appointed President and General Manager of WAPA-TV, from April 2018 through December 2020, Mr. Hidalgo served as our Senior Vice President, Operations. Prior to joining the Company, from January 1999 to March 2017, Mr. Hidalgo served as Executive Vice President, Sports for the Telemundo Network, where he spearheaded the effort to secure Spanish-language broadcast rights to several FIFA World Cups. During his tenure at Telemundo, Mr. Hidalgo also served as Senior Executive Vice President of the network’s news division, where he was responsible for creating the largest foreign news network presence in Mexico City, establishing bureaus in major U.S. Hispanic designated market areas (DMAs) and increasing Telemundo’s ratings to their highest levels in over a decade. Prior to Telemundo, from 1981 to 1999, Mr. Hidalgo served as a sports director for Univision Communications Inc. Mr. Hidalgo has twice been named among the “101 Most Influential Minorities in Sports” by Sports Illustrated magazine and one of the “Most Powerful Hispanics in Sports” by Hispanic Business and Poder magazines. In addition, Mr. Hidalgo has received three regional Emmy awards, five national Emmy awards, and has been the co-recipient of an Edward R. Murrow award, among many other prestigious industry awards and designations, including his 2015 induction into the Florida Boxing Hall of Fame for his contributions to the sport during his career.
Ms. Jennifer Lopez-Gottardi, age 44, has served as our Controller since November 2018. Ms. Lopez-Gottardi has over 20 years of experience in accounting and financial management. Prior to joining the Company, from July 2013 to October 2018, Ms. Lopez-Gottardi worked as an independent consultant providing support to large publicly traded companies, as well as privately held companies, in technical and complex accounting matters, such as tax restructuring and business combination plans. From July 2002 to July 2013, Ms. Lopez-Gottardi served in several senior accounting roles for Restaurant Brands International, including as Director, SEC Reporting and Investor Relations, Director, Technical & Global Accounting, Senior Manager, Global Accounting and earlier, Senior Financial Analyst, USA Accounting. She was instrumental in building efficiencies and streamlining financial reporting processes as part of global efforts to centralize all overseas accounting responsibilities. Prior to Restaurant Brands International, from 1999 to 2002, Ms. Lopez-Gottardi was a senior associate at Grant Thornton LLP. Ms. Lopez-Gottardi is a CPA and holds an M.B.A. and B.S. in Accounting from Florida International University.
Mr. Paul L. Presburger, age 58, has served as the Chief Executive Officer of Pantaya since its launch in 2017 and Pantelion 2.0, LLC (as successor to Pantelion Films) since its launch in 2010 and is co-founder of Globalgate Entertainment. Prior to becoming Chief Executive Officer of Pantaya and Pantelion, from 2007 to 2009, Mr. Presburger served as Executive Vice President of International Business Development for Lionsgate where he helped orchestrate Lionsgate’s growth into international markets and develop strategic partnerships with Televisa in the U.S. and Latin America, StudioCanal in the U.K., Hoyts and Sony in Australia and Eros International in India. Prior to that, Mr. Presburger worked with SES Global and co-founded the leading US instructional video-on-demand programming company, Studio 4 Networks. He was also a Founding Partner in the Digital Media Practice at The McKenna Group, Regis McKenna’s Silicon Valley-based strategy consulting firm. Before that, from 1996 to 2000, Mr. Presburger was head of programming and acquisitions for Columbia TriStar International Television. Prior to 1996, Mr. Presburger worked as an attorney and business affairs executive in the Home Video and Film Groups at Sony Pictures and worked with partners structuring international coproductions in the film and television industry. Mr. Presburger began his career in 1987 practicing law in Los Angeles. Mr. Presburger holds an M.B.A. from INSEAD in France, a J.D. from the University of Pennsylvania and a B.A. from the University of California, Los Angeles.
Ms. Monica B. Silverstein, age 56, has served as our Chief Human Resources Officer since March 2021. Ms. Silverstein has 20 years of experience in Hispanic and general market media focused in employee engagement and diversity and inclusion initiatives. Prior to joining the Company, from January 2019 to March 2021, Ms. Silverstein served as Vice President of Talent Acquisition and Employee Experience for Univision Communications Inc., where she was responsible for talent acquisition, talent management, employee training and diversity, equity and inclusion initiatives. Prior to Univision, Ms. Silverstein held several HR leadership roles for over a decade at various divisions of NBC Universal, including Telemundo, Local Media, NBC Sports and the Olympics. From December 2013 to May 2018, Ms. Silverstein served as Vice President of HR—Olympics, Sports and Operations, during which she led and executed the workforce planning for over 3,500 international, multi-generational, specialized sports television professionals to support operations, production and broadcast of the Olympic Games. Ms. Silverstein holds a B.S. in Human Resources from George Washington University and is certified in Organization Development and People Strategy from Teachers College, Columbia University and Executive Coaching from the College of Executive Coaching in Santa Barbara, California.

CORPORATE GOVERNANCE; BOARD ACTIONS; BOARD MEMBER INDEPENDENCE;
COMMITTEES OF THE BOARD OF DIRECTORS
Board Activities
During our fiscal year ended December 31, 2020 (“Fiscal 2020”), our Board of Directors (or “Board”) held four regular meetings, two special meetings and acted by unanimous written consent on no occasions. The independent directors met separately in an executive session immediately following certain meetings of our Audit Committee. Eric C. Neuman, the Chairman of our Audit Committee, presided at the independent director executive sessions of the Board of Directors. No director attended fewer than 75% of the total number of meetings held by the Board of Directors and any committees on which he or she served in Fiscal 2020.
Our Board of Directors has affirmatively determined that none of the following directors has a material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company): Eric C. Neuman, John Engelman, Andrew S. Frey and Sonia Dulá. Our Board of Directors reviews all facts and circumstances that it deems relevant to its review, including the standards set forth in the Company’s Corporate Governance Guidelines, applicable NASDAQ rules and regulations and applicable federal securities laws and regulations to assist it in making determinations of independence. The Board of Directors has determined that the directors referred to above currently meet these standards and qualify as independent. The Board of Directors has made no determination with respect to the remaining directors.
All of our then-current directors attended the 2020 annual meeting of stockholders (attended in person or by teleconference). While our Board of Directors has not adopted a mandatory attendance policy for our annual meetings, directors are encouraged to attend.
Our Board of Directors evaluates the appropriate leadership structure for the Company on an ongoing basis, including whether or not one individual should serve as both Chief Executive Officer and Chairman of our Board of Directors. While the Board of Directors has not adopted a formal policy, we currently separate the positions of Chief Executive Officer and Chairman of our Board of Directors. Alan J. Sokol currently serves as our Chief Executive Officer and Peter M. Kern currently serves as our Chairman of the Board of Directors. The Board of Directors believes that the respective roles of Mr. Sokol and Mr. Kern best utilize their skills and qualifications in the service of the Company at this time. The Board retains the ability to adjust its leadership structure as the needs of the business change, including the appointment of Co-Chairmen, each of whom may exercise the full powers and authorities of the office of Chairman.
Controlled Company
Our Board of Directors has determined that the Company is a “controlled company” within the meaning of the rules and corporate governance standards of NASDAQ, as our controlling stockholders control more than 50% of the Company’s voting power. A controlled company may elect not to comply with certain NASDAQ rules, including (1) the requirement that a majority of our Board consist of independent directors, (2) the requirement that a nominating/corporate governance committee be in place that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (3) the requirement that a compensation committee be in place that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. We currently avail ourselves of the “controlled company” exemptions. Our Board has determined that it is appropriate not to have a nominating/corporate governance committee or compensation committee because of our relatively limited number of directors, our limited number of senior executives and our status as a “controlled company” under applicable NASDAQ rules. Our Board undertakes the function of both committees.
Committees Established by Our Board of Directors
The Board of Directors has designated two principal standing committees: the Audit Committee and the Executive Committee. The functions of the Audit Committee and Executive Committee and the number of meetings held by each such committee in Fiscal 2020 are noted below.

Audit Committee.   The Audit Committee has been established in accordance with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable NASDAQ rules, for the overall purpose of overseeing the Company’s accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for monitoring (i) the integrity of our financial statements, (ii) the independent registered public accounting firm’s qualifications and independence, (iii) the performance of our internal audit function and independent auditors (iv) preparing the report that SEC rules require to be included in our Annual Report and (v) our compliance with legal and regulatory requirements, including, without limitation, reviewing and addressing conflicts of interests of directors and executive officers, as well as reviewing and discussing with management and the independent registered public accounting firm, and approving as the case may be, any transactions or courses of dealing with related parties that are required to be disclosed pursuant to Item 404 of Regulation S-K, which is the SEC’s disclosure rules for certain related party transactions. The responsibilities and authority of the Audit Committee are described in further detail in the Charter of the Audit Committee of the Board of Directors of Hemisphere Media Group, Inc., a copy of which is available at our Internet website at www.hemispheretv.com under “Investor Relations—Corporate Governance.” The report of the Audit Committee for Fiscal 2019 is included elsewhere in this proxy statement.
The current members of our Audit Committee are Eric C. Neuman, John Engelman, Andrew S. Frey and Sonia Dulá. Our Audit Committee held eight meetings during Fiscal 2020 (attended in person or by teleconference) and acted by unanimous written consent on no occasions. Our Board of Directors has determined that each of the Audit Committee members is independent, as that term is defined under the independence standards for audit committee members in the Exchange Act and rules thereunder, as amended, and under the listing standards of NASDAQ.
Mr. Neuman is the Chairman of our Audit Committee and is our Audit Committee Financial Expert. Mr. Neuman possesses the attributes of an “audit committee financial expert” set forth in the rules promulgated by the SEC in furtherance of Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Neuman does not serve on the audit committees of any other public companies.
Executive Committee.   The Executive Committee, serves as an administrative committee of the Board of Directors to act upon and facilitate the consideration by senior management and the Board of certain high-level business and strategic matters, including approval of  (i) certain employment and consulting agreements entered into by the Company and compensation paid thereunder (subject to approval of the full Board of Directors, as necessary under applicable rules) and (ii) affiliate agreements entered into by the Company (in each case, subject to approval by the Audit Committee, in the event an agreement is determined to be a related party transaction as set forth in the Company’s Related Person Transactions Policy).
The current members of our Executive Committee are Peter M. Kern, Ernesto Vargas Guajardo and Eric Zinterhofer. Our Executive Committee held no meetings in Fiscal 2020. The Board of Directors has made no determination with respect to the independence of the members of our Executive Committee.
Risk Management and the Board’s Role
The Company’s risk assessment and management function is led by the Company’s senior management, which is responsible for day-to-day management of the Company’s risk profile, with oversight from the Board of Directors and its Committees. Central to the Board of Directors’ oversight function is our Audit Committee. In accordance with the Audit Committee Charter, the Audit Committee is responsible for the oversight of the financial reporting process and internal controls. In this capacity, the Audit Committee is responsible for discussing guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal auditing department, assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. In addition to receiving regular reports from management on the Company’s reporting processes and risk profile, the Audit Committee also meets with our independent auditors outside the presence of and without the participation of senior management. With respect to potential risks related to our compensation policies and programs, the Board of Directors acts in the primary oversight role.

Corporate Governance Guidelines and Code of Ethics and Business Conduct
The Board of Directors has adopted Corporate Governance Guidelines to assist it in the exercise of its responsibilities. These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing stockholder value over the long term. The Corporate Governance Guidelines address, among other things, Board composition, director qualifications standards, selection of the Chairman of the Board and the Chief Executive Officer, director responsibilities and the Board committees. The Board of Directors has adopted a Code of Ethics and Business Conduct to provide guidance to all the Company’s directors, officers and employees, including the Company’s principal executive officer, principal accounting officer or controller or persons performing similar functions.
Availability of Corporate Governance Guidelines, Committee Charters, and Code of Ethics
Copies of our (i) Corporate Governance Guidelines, (ii) Audit Committee Charter and (iii) Code of Business Conduct and Ethics are available at our Internet website at www.hemispheretv.com under “Investor Relations—Corporate Governance.” Any stockholder may obtain copies of these documents by sending a written request to Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, Attention: Investor Relations, by calling us at (917) 444-6325, or by writing to us via e-mail at ir@hemispheretv.com. None of the information posted on our website is incorporated by reference into this proxy statement.
DIRECTOR NOMINATION PROCESS
As stated above, we do not have a nominating/corporate governance committee. The entire Board of Directors performs the function of the nominating/corporate governance committee. Stockholders and members of the Board may, however, submit nominees for election to the Company’s Board of Directors to the entire Board for its consideration.
We do not have a formal policy concerning stockholder recommendations to the Board of Directors. The Board of Directors has determined that it is appropriate to not have such a policy given the infrequency of such recommendations and our status as a “controlled company” under applicable NASDAQ rules. Except as otherwise set forth in this proxy statement in the section titled ‘‘Nominees for Election to the Board of Directors’’, we did not receive any recommendations from stockholders requesting that the Board consider a candidate for inclusion among the slate of nominees in this proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Board of Directors would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to our Board of Directors at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL, 33146. See “Communications with the Board” below.
You should note that the foregoing process relates only to bringing potential candidates to the attention of the Board of Directors. This process will not give you the right to directly propose a nominee at any meeting of stockholders.
Under our Amended and Restated By-Laws, stockholders may nominate candidates for election at an annual meeting of stockholders. See “Stockholder Proposals for 2022 Annual Meeting” for details regarding the procedures and timing for the submission of such nominations. Director nominees submitted through this process will be eligible for election at the annual meeting, but information about these candidates will not be included in proxy materials sent to stockholders prior to the meeting, except as described in that section.
In evaluating director nominees, the Board considers the appropriate skills and personal characteristics needed in light of the makeup of the current Board, including considerations of character, integrity, judgment, knowledge, experience and other relevant factors to develop an informed opinion of the candidate’s qualifications and his or her ability and dedication. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board does, however, believe it is appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules and for a “financially sophisticated” audit committee member as defined by NASDAQ rules. The Company also believes it is appropriate for a member or members of the Company’s management to participate as members of the Board.
The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors would be polled for suggestions as to individuals meeting the criteria described above. The Board of directors may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if appropriate.
Compensation Committee Interlocks and Insider Participation
As noted above, our Board undertakes the function of a nominating/corporate governance committee. None of our executive officers serves, or has served, during the last completed fiscal year, on the compensation committee or board of directors of any other company that has one or more executive officers serving on our Board.
Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.
The Company does not have a compensation committee. The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion the Board of Directors has determined that the Compensation Discussion and Analysis be included in this proxy statement for the Annual Meeting of Stockholders.
The foregoing report is furnished by the Board of Directors.
Peter M. Kern (Chairman)
Sonia Dulá
John Engelman
Andrew S. Frey
Ernesto Vargas Guajardo
Leo Hindery, Jr.
James M. McNamara
Eric C. Neuman
Alan J. Sokol
Eric Zinterhofer

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth compensation that the Company’s principal executive officer, principal financial officer, and the next highest paid executive officer of the Company in Fiscal 2020 (collectively, the “NEOs”) earned during the fiscal years ended December 31, 2020 and 2019.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Alan J. Sokol	2020	1,008,057	—	—	—	974,511	83,066	2,065,634
Chief Executive Officer & President	2019	900,000	—	3,618,000	2,463,250	811,236	86,085	7,878,571
Craig D. Fischer	2020	585,489	—	—	—	527,860	105,575	1,218,925
Chief Financial Officer	2019	550,008	—	1,507,500	1,108,463	495,755	37,651	3,699,377
Alex J. Tolston	2020	508,594	—	—	—	237,837	3,090	749,521
Executive Vice President, Chief Legal Officer & Corporate Secretary	2019	490,575	—	512,500	1,108,463	249,555	3,090	2,364,632

(1)
On November 12, 2020, Messrs. Sokol and Fischer each entered into an amended and restated employment agreement with the Company for the term beginning on July 1, 2020 through June 30, 2023. Messrs. Sokol’s and Fischer’s base salary is $1,200,000 and $650,000, respectively, which became effective July 1, 2020. In fiscal year 2020, Messrs. Sokol, Fischer and Tolston agreed to forgo $46,875, $17,188 and $16,406 of base salary, respectively, in response to the coronavirus pandemic.

(2)
The amount reported in this column represents the grant date fair value of restricted stock awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 12 to the Company’s audited financial statements for the year ended December 31, 2019.

(3)
The amount reported in this column represents the grant date fair value of option awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 12 to the Company’s audited financial statements for the year ended December 31, 2019.

(4)
The amount reported in this column represents awards earned based on achievement of performance goals. For Fiscal 2020, the performance goal applicable to Messrs. Sokol, Fischer and Tolston was the achievement of adjusted EBITDA of  $68.744 million. The Company’s actual adjusted EBITDA for Fiscal 2020 was $63.577 million, representing a 92.5% achievement of the Fiscal 2020 goal.

(5)
For Mr. Sokol, the amount reported in this column for (A) Fiscal Year 2020 includes $83,066 of life insurance premiums and (B) Fiscal Year 2019 includes $86,085 of life insurance premiums. For Mr. Fischer, the amount reported in this column for (A) Fiscal Year 2020 includes (i) $3,051 in respect of long-term disability premiums, (ii) $34,060 of life insurance premiums and (iii) $67,924 payment of unused vacation and (B) Fiscal Year 2019 includes (i) $3,051 in respect of long-term disability premiums and (ii) $34,600 of life insurance premiums. For Mr. Tolston, the amount reported in this column for (A) Fiscal Year 2020 includes (i) $2,670 in respect of long-term disability premiums and (ii) $420 of life insurance premiums and (B) for Fiscal Year 2019 includes (i) $420 in respect of long-term disability premiums and (ii) $2,670 of life insurance premiums.

Narrative to Summary Compensation Table
Employment Agreements
Alan J. Sokol
On November 12, 2020, Mr. Sokol entered into an amended and restated employment agreement with the Company, effective as of July 1, 2020, to serve as the Chief Executive Officer and President of the Company for a term beginning on July 1, 2020 through June 30, 2023, which is automatically extended for successive one-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the employment agreement. Under his employment agreement, Mr. Sokol’s annual base salary is $1,200,000 and he will be entitled to receive an annual bonus based on the attainment of certain percentages of the Company’s performance goals. Mr. Sokol’s target annual bonus is 100% of base salary based on the achievement of 100% of performance goals, his minimum bonus is 50% of base salary based on the achievement of 80% of performance goals and his maximum bonus is 150% of base salary based on the achievement of at least 110% of performance goals.

Actual annual bonuses payable are determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals. In addition, Mr. Sokol is entitled to life and AD&D insurance policies having an aggregate face value of  $5 million paid by the Company. Mr. Sokol’s employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control.”
Craig D. Fischer
On November 12, 2020, Fischer entered into an amended and restated employment agreement with the Company, effective as of July 1, 2020, to serve as the Chief Financial Officer of the Company (“CFO”) for a term beginning on July 1, 2020 through June 30, 2020, which is automatically extended for successive one-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the employment agreement. Under his employment agreement, Mr. Fischer’s annual base salary is $650,000 and he will be entitled to receive an annual bonus based on the attainment of certain percentages of the Company’s performance goals. Mr. Fischer’s target annual bonus is 100% of base salary based on the achievement of 100% of performance goals, his minimum bonus is 50% of base salary based on the achievement of 80% of performance goals and his maximum bonus is 110% of base salary based on the achievement of at least 110% of performance goals. Actual annual bonuses payable are determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals. Mr. Fischer’s employment agreement also provides that, if at any time Mr. Fischer’s unused vacation exceeds 8 weeks, the excess above 8 weeks will be paid to Mr. Fischer at the end of the calendar quarter in which such excess occurred.
Mr. Fischer’s employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control.”
Alex J. Tolston
On August 13, 2019, Mr. Tolston entered into an amended and restated employment agreement with the Company, effective as of April 9, 2019, to serve as the Executive Vice President, Chief Legal Officer and Corporate Secretary of the Company. The current term expires on April 9, 2022, which is automatically extended for successive one-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the employment agreement. Under his employment agreement, Mr. Tolston’s annual base salary is $525,000 and he will be entitled to receive an annual bonus based on the attainment of certain percentages of the Company’s performance goals that are substantially consistent with, and no less favorable than, the performance goals applicable to the annual bonus of the CEO and CFO. Mr. Tolston’s target annual bonus is 50% of base salary based upon the achievement of 100% of performance goals, his minimum bonus is 37.5% of base salary based on the achievement of 80% of performance goals and his maximum bonus is 62.5% of base salary based on the achievement of at least 110% of performance goals. Actual annual bonuses payable are determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals. In addition, Mr. Tolston is entitled to life and AD&D insurance policies having an aggregate face value of  $1 million paid by the Company.
Mr. Tolston’s employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control.”
Non-Binding Stockholder Advisory Votes
The Company’s executive compensation program received substantial stockholder support and was approved, on an advisory basis, by 96% of stockholders voting on the proposal at the 2020 Annual Meeting of Stockholders. In 2017, 100% of the Company’s stockholders indicated their preference, on an advisory basis, to conduct the advisory vote on executive compensation every year. The Board values stockholder feedback on all governance matters, including executive compensation. As a result, the Company has included materials in this proxy statement to conduct an advisory stockholder vote on the Company’s executive compensation program.
Outstanding Equity Awards at 2020 Fiscal Year-End
The following table sets forth the number of unexercised options and outstanding restricted stock held by the NEOs at December 31, 2020.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(1)
Alan J. Sokol	487,500	—	—	10.20	4/9/2023	—	—
	300,000	—	—	11.90	11/10/2026	—	—
	166,667	333,333(2)	—	12.06	8/13/2029	200,000(2)	2,072,000
Craig D. Fischer	300,000	—	—	10.20	4/9/2023	—	—
	150,000	—	—	11.90	11/10/2026	—	—
	75,000	150,000(2)	—	12.06	8/13/2029	83,333(2)	863,330
Alex J. Tolston	150,000	—	—	10.20	4/9/2023	—	—
	200,000	—	—	11.90	11/10/2026	—	—
	75,000	150,000(3)	—	12.06	8/13/2029	28,333(3)	293,530

(1)
Market value based on the closing price of a share of our Class A common stock on December 31, 2020 (the last trading day of Fiscal 2020).

(2)
These options and restricted shares vest in equal installments on April 5, 2021 and 2022.

(3)
These options and restricted shares vest in equal installments on April 9, 2021 and 2022.

Potential Payments Upon Termination of Employment or Change in Control
Severance Payments and Benefits under Employment Agreements
All of our NEOs are entitled to certain severance benefits following termination of employment as described below. No severance payments or benefits are payable in the event of termination for cause or resignation without good reason. All severance payments and benefits are conditioned upon the execution by the executive of a release of claims against the Company and the NEO’s continued compliance with the restrictive covenants contained in the executive’s employment agreement. All of the NEO’s employment agreements require the executive not to disclose at any time confidential information of the Company or any third party to which the Company has a duty of confidentiality and to assign to the Company all intellectual property developed during employment. In addition, the executive may not make disparaging statements about the Company. All our NEOs are required during employment and for one year thereafter not to compete with the Company and are required not to solicit the employees of the Company.
Alan J. Sokol, Craig D. Fischer and Alex J. Tolston
For Messrs. Sokol, Fischer and Tolston, if the executive’s employment is terminated by the Company without cause (defined below) or by the executive for good reason (defined below), the executive will be entitled to: (i) an amount equal to one times his base salary and target bonus and (ii) a prorated amount of the actual annual bonus he would have received had he remained employed through the year of his termination (a “Prorated Bonus”). The severance payment will be paid during the 12-month period immediately following termination in substantially equal installments, and the prorated bonus will be paid on the date that other executives are paid their annual bonuses in respect of the year in which the executive’s termination occurs.

For Messrs. Sokol, Fischer and Tolston, if the executive’s employment is terminated by the Company without cause or by the executive for good reason within 60 days before, or 12 months following a change in control (defined below), the executive will be entitled to: (i) an amount equal to two times his base salary and target bonus and (ii) a prorated amount of the target bonus he would have been eligible to receive in the year of his termination (a “Prorated Target Bonus”). The severance payment and prorated bonus will be paid in cash in a lump sum within 30 days following the execution of the release of claims that has become irrevocable by its terms.
For Messrs. Sokol, Fischer and Tolston, if the executive’s employment is terminated due to the Company’s election not to renew his employment agreement prior to a change in control, the executive will be entitled to: (A) for Mr. Sokol, (i) an amount equal to one times his base salary and target bonus and (ii) the Prorated Bonus; (B) for Mr. Fischer, (i) base salary continuation for 6 months and (ii) the Prorated Bonus; and (C) for Mr. Tolston, (i) base salary continuation for 6 months, (ii) the Prorated Bonus and (iii) the Prorated Target Bonus.
For Messrs. Sokol, Fischer and Tolston, if the executive’s employment is terminated due to the Company’s election not to renew his employment agreement following a change in control, the executive will be entitled to: (i) an amount equal to one-and-one-half times his base salary and target bonus and (ii) the Prorated Target Bonus.
If the executive is terminated due to death or disability, the executive or his estate will be entitled to receive the Prorated Bonus.
In addition to the payments set forth above, upon the termination of the executive’s employment without “cause” or for “good reason”, by reason of death or disability or the expiration of the term of the employment agreement, the executive will be entitled to reimbursements for COBRA premiums that the executive incurs as a result of his (or his eligible dependents’) election to continue participating in the Company’s medical and dental plans following his termination for a period of  (x) 12 months, if such termination occurs prior to a “change in control,” or (y) 18 months, if such termination occurs following a “change in control,” but in each case only until the executive enrolls in the medical and dental plans offered by a subsequent employer.
For purposes of the employment agreements, “cause” generally means: (i) executive’s willful refusal to perform his duties for the Company, (ii) in carrying out his duties under the employment agreement, executive engages in willful misconduct, or gross neglect, that in either case causes material economic harm to the Company’s business or reputation, or (iii) executive is convicted of, or enters a plea of guilty or nolo contendere to, a felony and such conviction or plea has a material adverse effect on his ability to perform his duties for the Company or causes material harm to the Company or its affiliates.
For purposes of the employment agreements, “good reason” generally means the occurrence of any of the following events without executive’s prior express written consent: (i) any reduction in executive’s base salary or target bonus, or any material diminution in executive’s authorities, titles or offices, or the assignment to him of duties that materially impair his ability to perform his duties; (ii) any change in the reporting structure so that executive reports other than to the Board, CEO or CFO (as applicable) or the Executive Committee of the Board (as applicable); (iii) any relocation of executive’s principal place of employment; (iv) any material breach by the Company, or any of its affiliates, of any material obligation to executive; or (v) the failure of the Company to obtain the assumption in writing of its obligation to perform the employment agreement by any successor to all or substantially all of the business and assets of the Company within 15 days after any merger, consolidation, sale or similar transaction.
For purposes of the employment agreements, “change in control” generally means (i) the acquisition by any person of beneficial ownership of 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, (ii) a change in the composition of the Board such that members of the Board during any consecutive 12-month period cease to constitute a majority of the Board, (iii) the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company, or (iv) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the

Company or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an affiliate of the Company.
Equity Vesting
If Messrs. Sokol’s, Fischer’s or Tolston’s employment is terminated by the Company without cause (as defined in his employment agreement), due to death or disability, on the expiration date of his employment agreement or if the executive terminates his employment for good reason (as defined in his employment agreement), then all unvested time-based stock options and restricted shares fully accelerate and become 100% vested.
Estimated Payments Upon Termination of Employment or Change in Control
The table below shows the severance payments and benefits that each NEO would receive upon (1) death or disability, (2) termination without cause, (3) termination with good reason, (4) termination without cause within 60 days prior to or 12 months following a change in control, (5) termination with good reason within 60 days prior to or 12 months following a change in control, (6) non-renewal by the Company prior to a change in control, (7) non-renewal by the Company following a change in control or (8) the expiration of the employment term. None of the NEOs are entitled to a payment upon a change in control absent a termination of employment. The amounts are calculated as if the date of termination (and change in control where applicable) occurred on December 31, 2020.
Name	Death or Disability ($)	Termination without cause ($)	Termination with good reason ($)	Termination without cause within 60 days prior to or 12 months following a change in control ($)	Termination with good reason within 60 days prior to or 12 months following a change in control ($)	Non-renewal by the Company prior to a change in control ($)	Non-renewal by the Company following a change in control ($)	Expiration Date of Employment Agreement ($)
Alan J. Sokol
Severance	1,247,367(1)	3,631,578(2)	3,631,578(2)	6,047,367(3)	6,047,367(3)	3,631,578(2)	4,847,367(4)	47,367(9)
Stock Options	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)
Restricted Shares	2,072,000(8)	2,072,000(8)	2,072,000(8)	2,072,000(8)	2,072,000(8)	2,072,000(8)	2,072,000(8)	2,072,000(8)
Craig D. Fischer
Severance	705,993(1)	1,987,329(2)	1,987,329(2)	3,305,993(3)	3,305,993(3)	1,012,329(5)	2,655,993(4)	55,995(9)
Stock Options	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)
Restricted Shares	863,330(8)	863,330(8)	863,330(8)	863,330(8)	863,330(8)	863,330(8)	863,330(8)	863,330(8)
Alex J. Tolston
Severance	301,251(1)	1,075,834(2)	1,075,834(2)	1,876,251(3)	1,876,251(3)	813,334(6)	1,482,501(4)	38,751(9)
Stock Options	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)	—(7)
Restricted Shares	293,530(8)	293,530(8)	293,530(8)	293,530(8)	293,530(8)	293,530(8)	293,530(8)	293,530(8)

(1)
Represents a prorated bonus based on actual performance equal to the full Fiscal 2020 target bonus, and 18 months’ of COBRA premiums at $2,631/month, $3,111/month and $2,153/month for Messrs. Sokol, Fischer and Tolston, respectively. If termination occurs prior to a change in control the amounts reflected above would be reduced by 6 months’ of COBRA premiums.

(2)
Represents cash severance payment of an amount equal to one times the sum of executive’s base salary and Fiscal 2020 target bonus, a prorated bonus based on actual performance equal to the full Fiscal 2020 target bonus, and 12 months’ of COBRA premiums at $2,631/month, $3,111/month and $2,153/month for Messrs. Sokol, Fischer and Tolston, respectively.

(3)
Represents cash severance payment of an amount equal to two times the sum of executive’s base salary and Fiscal 2020 target bonus, a prorated bonus based on actual performance equal to the full Fiscal 2020 target bonus, and 18 months’ of COBRA premiums at $2,631/month, $3,111/month and $2,153/month for Messrs. Sokol, Fischer and Tolston, respectively. If termination occurs prior to a change in control the amounts reflected above would be reduced by 6 months’ of COBRA premiums.

(4)
Represents cash severance payment of an amount equal to one-and-one-half times the sum of executive’s base salary and Fiscal 2020 target bonus, a prorated bonus equal to the full Fiscal 2020 target bonus, and 18 months’ of COBRA premiums at $2,631/month, $3,111/month and $2,153/month for Messrs. Sokol, Fischer and Tolston, respectively.

(5)
Represents cash severance payment of an amount equal to 6 months’ base salary continuation, a prorated bonus based on actual performance equal to the full Fiscal 2020 target bonus, and 12 months’ of COBRA premiums at $3,111/month.

(6)
Represents cash severance payment of an amount equal to 6 months’ base salary continuation, a prorated bonus based on actual performance equal to the full Fiscal 2020 target bonus, a prorated bonus equal to the full Fiscal 2020 target bonus and 12 months’ COBRA premiums at $2,153/month.

(7)
Represents the cash-out value of all unvested options as of the last trading day of the 2020 fiscal year, less the exercise price. For purposes hereof, a non-renewal by the Company is treated as a termination without cause. As of December 31, 2020, all of the unvested options were out-of-the-money.

(8)
Represents the market value of all unvested restricted shares as of the last trading day of the 2020 fiscal year. For purposes hereof, a non-renewal by the Company is treated as a termination without cause.

(9)
Represents 18 months’ of COBRA premiums at $2,631/month, $3,111/month and $2,153/month for Messrs. Sokol, Fischer and Tolston, respectively. If termination occurs prior to a change in control the amounts reflected above would be reduced by 6 months’ of COBRA premiums.

Director Compensation for Fiscal 2020
Each non-employee director (other than our Vice Chairman, Mr. McNamara) receives an annual cash retainer of  $40,000, the Chair of the Audit Committee receives an additional annual cash retainer of  $10,000 and the other members of the Audit Committee each receive an additional annual cash retainer of  $5,000. In Fiscal 2020, Ms. Dulá and Messrs. Engleman and Neuman served as members of a special committee to review certain strategic matters and provide oversight of specific transactions involving the Company. For their service on the special committee, each of Ms. Dulá and Messrs. Engleman and Neuman received a fee of $25,000 plus meeting fees, and as a result, each earned $41,000 in additional fees in Fiscal 2020. In addition to the cash compensation, each non-employee director receives an annual grant of restricted stock equal to that number of shares of our Class A common stock with a value on the date of grant of approximately $100,000 (or $300,000 in the case of the Chairman of the Board). The restricted stock grants vest on the day prior to the Company’s annual stockholders meeting following the grant.
The Company has engaged Mr. McNamara to provide certain consulting services to the Company and its affiliates for an average of 15 hours per week. For his consulting services, Mr. McNamara is entitled to an annual consulting fee of  $200,000 (paid monthly), a discretionary annual bonus of up to $50,000, payment of health insurance premiums and Company-provided office and parking space.
The following table sets forth compensation earned by the Company’s directors during the year ended December 31, 2020.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Sonia Dulá(4)	86,000	100,007	—	186,007
John Engelman(5)	86,000	100,007	—	186,007
Andrew S. Frey(6)	45,000	100,007	—	145,007
Leo Hindery, Jr.	40,000	100,007	—	140,007
Peter M. Kern(7)	40,000	300,002	—	340,002
James McNamara	—	—	289,328	289,328
Eric C. Neuman(8)	91,000	100,007	—	191,007
Alan J. Sokol(9)	—	—	—	—
Ernesto Vargas Guajardo	40,000	100,007	—	140,007
Eric Zinterhofer	40,000	100,007	—	140,007

(1)
Compensation is awarded to our directors on a per service year basis with a service year calculated as the period beginning on the date of the annual stockholders meeting and ending on the day prior to the immediately succeeding annual stockholders meeting. Accordingly, the compensation earned by the Company’s directors during the year ended December 31, 2020 is in respect of the 2019/2020 service year which began on the date of the Company’s 2019 annual stockholders meeting and concluded on the day prior to the 2020 annual stockholders meeting. All directors’ fees are paid immediately before the annual stockholders meeting. All directors’ fees and committee fees earned by Mr. Zinterhofer and Mr. Frey are paid directly to Searchlight Capital Partners, L.P., a Delaware limited partnership (“SCP LP”).

(2)
The amount reported in this column represents the grant date fair value of restricted stock awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 11 to our audited financial statements for the year ended December 31, 2020. As of December 31, 2020, each of Ms. Dula and Messrs. Engelman, Frey, Hindery, Jr., Neuman, Vargas Guajardo and Zinterhofer each had 10,765 restricted shares outstanding; Mr. Kern had 32,293 restricted shares outstanding; and Mr. McNamara had 13,333 restricted shares outstanding that vest in equal annual installments on the second and third anniversaries of April 9, 2019. All restricted shares received by Mr. Zinterhofer and Mr. Frey from the Company as equity awards have been transferred and are owned by SCP LP.
(3)
For Mr. McNamara, the amounts reported include $245,291 in consulting fees and $44,037 in health insurance premium payments.

(4)
Ms. Dulá is a member of our Audit Committee.

(5)
Mr. Engelman is a member of our Audit Committee.

(6)
Mr. Frey is a member of our Audit Committee.

(7)
Mr. Kern is the Chairman of the Board.

(8)
Mr. Neuman is the Chairman of our Audit Committee.

(9)
As an employee of the Company during Fiscal 2020, Mr. Sokol received no additional compensation for his service as a director of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding beneficial ownership of each class of common stock as of April 9, 2021 by:
•
each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who is known by us to beneficially own more than 5% of the outstanding shares of either class of our capital stock (each, a “5% Stockholder”);

•
our named executive officers for Fiscal 2020;

•
each of our directors serving as of April 9, 2021; and

•
all directors and executive officers serving as of April 9, 2021 as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Determinations as to the identity of 5% Stockholders is based upon filings with the SEC and other publicly available information. Except as otherwise indicated, we believe, based on the information furnished or otherwise available to us, that each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. The percentage of beneficial ownership set forth below is based upon 20,407,673 shares of Class A common stock and 19,720,381 shares of Class B common stock issued and outstanding as of the close of business on April 9, 2021. In computing the number of shares of capital stock beneficially owned by a person, the percentage ownership of that person, and voting power as a percentage of all capital stock of Hemisphere, shares of Class B common stock, shares of restricted Class A common stock and shares of Class A common stock subject to option exercises held by that person that are currently expected to vest within 60 days of April 9, 2021, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146.
Name and Address of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned(1)	Percentage of Class A Common Stock Beneficially Owned(1)	Shares of Class B Common Stock Beneficially Owned(1)	Percentage of Class B Common Stock Beneficially Owned(1)	Voting Power(2)
5% Stockholders
Gato Investments LP(3)	15,744,913(3)	43.6%(3)	15,744,913	79.8%	72.4%
Grupo MVS Capital, S. de R.L. de C.V.(4)	2,725,654(5)	11.8%(5)	2,725,654	13.8%	12.5%
Fine Capital Partners, L.P.(6)	1,696,955(6)	8.3%(6)	—	—	*
Azteca Acquisition Holdings, LLC(7)	1,353,264(7)	6.6%(7)	—	—	*
Edenbrook Capital, LLC(8)	1,069,314(8)	5.2%(8)	—	—	*
BlackRock, Inc.(9)	1,018,927(9)	5.0%(9)	—	—	*
Named Executive Officers and Directors
Peter M. Kern(3)	16,597,712(10)	45.1%(10)	16,394,913	83.1%	75.4%
Sonia Dulá	17,638	*	—	—	*
John Engelman	102,526	*	—	—	*
Craig D. Fischer	926,473(11)	4.4%(11)	—	—	*
Andrew Frey	—(12)	*(12)	—	—	*
Leo Hindery, Jr.	10,765	*	—	—	*
James M. McNamara	1,028,148(13)	4.8%(13)	599,814	3.0%	2.9%
Eric C. Neuman	67,602	*	—	—	*
Alan J. Sokol	1,768,955(14)	8.2%(14)	—	—	*
Alex J. Tolston	569,387(15)	2.7%(15)	—	—	*
Ernesto Vargas Guajardo	67,602	*	—	—	*
Eric Zinterhofer	—(12)	*(12)	—	—	*
All directors and executive officers as a group (16 persons)	21,408,330(16)	53.5%(16)	16,994,727	86.2%	79.2%

*
Indicates percentage is less than 1%.

(1)
The amounts and percentages of our common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of such securities as to which such person has an economic interest.

(2)
Column reflects each party’s voting power as a percentage of the voting power of all of Hemisphere’s outstanding capital stock. Our Class B common stock votes on a 10 to 1 basis with our Class A common stock.

(3)
Gato Investments LP, a Delaware limited partnership (“Gato”), may be deemed to beneficially own 15,744,913 shares of our Class A common stock that are issuable upon conversion of our Class B common stock. Gemini Latin Holdings, LLC, a Delaware limited liability company (“Gemini”), is the general partner of Gato. Peter M. Kern is the controlling person of Gemini. By virtue of the relationships between and among Gato, Gemini and Mr. Kern, each of Gato, Gemini and Mr. Kern may be deemed to share the power to direct the voting and disposition of the 15,744,913 shares of Class A common stock beneficially owned by Gato. Each of Gemini and Mr. Kern disclaims beneficial ownership of the shares of Class A common stock beneficially owned by such persons, except to the extent of its or his pecuniary interest therein. The principal business address for each of the Gemini, Gato and Mr. Kern is c/o InterMedia Partners, L.P. 405 Lexington Avenue, 48th Floor New York, NY 10174.

(4)
The information set forth herein is based solely on information contained in Amendment No.6 to Schedule 13D filed by the following persons on September 11, 2020: (i) Cinema Aeropuerto, S.A. de C.V., (“Cinema Aeropuerto”); (ii) Grupo MVS, S.A.P.I. de C.V. (formerly UTRERA, S.A.P.I. de C.V. and Grupo Frecuencia Modulada Televisión, S.A. de C.V.) (“MVS SAPI”); (iii) Grupo MVS Capital, S. de R.L. de C.V. (“Grupo MVS”); and (iv) SANTANDER Trust Agreement Number 2003914 (the “Trust”). Following consummation of an internal restructuring, (i) Cinema Aeropuerto will merge with and into Grupo MVS, will cease to exist and will no longer own any shares of our Class A common stock or Class B common stock, (ii) MVS SAPI will merge with and into Grupo MVS, will cease to exist and will no longer own a controlling interest in Cinema Aeropuerto and may no longer be deemed to beneficially own the shares of Class A common stock previously held by Cinema Aeropuerto, (iii) Grupo MVS, as the surviving entity, will hold the shares of Class A common stock previously held by Cinema Aeropuerto, and (iv) the Trust, directly and indirectly, will own a 99.71% interest in Grupo MVS. The Trust is organized under the laws of Mexico for the benefit of descendants of José Joaquín Vargas Gómez. The Trust, as the owner of Grupo MVS, may be deemed to beneficially own the shares of Class A common stock held by Grupo MVS. Certain individuals of the Vargas Guajardo family (in their capacity as controlling shareholders in the capital stock of Grupo MVS through the Trust), may be deemed to have shared dispositive power and shared voting power over, and thus to beneficially own, all of the ordinary shares owned by Grupo MVS. The business address of Cinema Aeropuerto, MVS SAPI, and Grupo MVS is Sierra Gorda 505, Lomas de Chapultepec VIII Secc, Miguel Hidalgo, 11000, CDMX, Mexico The address of the Trust is Vasco de Quiroga # 3900, Torre B, Piso 2, Lomas de Santa Fe.

(5)
Represents 2,725,654 shares of our Class A common stock that are issuable upon conversion of our Class B common stock. Our Class B common stock is convertible in whole or in part at any time at the holder’s election into an equal number of fully paid and non-assessable shares of Class A common stock.

(6)
The information set forth herein is based solely on information contained in Amendment No. 6 to Schedule 13G filed by the following persons on February 12, 2021: (i) Fine Capital Partners, L.P., a Delaware limited partnership, which, as the investment manager of private funds, may be deemed to beneficially own 1,696,955 shares of our Class A common stock held in the accounts of such funds; (ii) Fine Capital Advisors, LLC, a Delaware limited liability company, which, by virtue of its role as the general partner of Fine Capital Partners, L.P. may be deemed to beneficially own the shares of our Class A common stock beneficially owned by Fine Capital Partners, L.P.; (iii) Debra Fine, a United States citizen who, by virtue of her role as the manager of Fine Capital Advisors, LLC, may be deemed to beneficially own the shares of our Class A common stock beneficially owned by Fine Capital Advisors, LLC; and (iv) Adom Partners, L.P., a Delaware limited partnership. The business address of each of Fine Capital Partners, L.P., Fine Capital Advisors, LLC, Debra Fine and Adom Partners, L.P. is 1350 Avenue of the Americas, Suite 1610, New York, New York 10019

(7)
Gabriel Brener, a former director of the Company who served through May 2017, is the sole member and a director of Azteca Acquisition Holdings, LLC (“AAH”) and is the manager of Brener International Group, LLC (“BIG”), which is manager managed. By virtue of the relationships between and among AAH, BIG and Mr. Brener, each of AAH, BIG and Mr. Brener may be deemed to share the power to direct the voting and disposition of 1,353,264 shares of our Class A common stock beneficially owned by Mr. Brener, which includes (i) 1,312,848 shares of our Class A common stock directly held by AAH, (ii) 7,500 shares of our Class A common stock directly held by BIG, (iii) 32,516 shares of our Class A common stock directly held by Mr. Brener, and (iv) 400 shares of our Class A common stock held by Mr. Brener’s minor children.

(8)
The information set forth herein is based solely on information contained in Schedule 13D filled by the following persons on May 18, 2020: (i) Edenbrook Capital, LLC, a New York limited liability company (“Edenbrook”), which, as the investment manager to certain private investment funds, may be deemed to beneficially own 1,069,314 shares of our Class A common stock held in the accounts of such funds; and (ii) Jonathan Brolin, a United States citizen, who, by virtue of his role as the principal and managing member of Edenbrook, may be deemed to beneficially own the shares of our Class A common stock beneficially owned by Edenbrook. The business address of each of Edenbrook and Jonathan Brolin is 116 Radio Circle, Mount Kisco, New York 10549.

(9)
The information set forth herein is based solely on information contained in Schedule 13G filed by BlackRock, Inc., a Delaware corporation, on February 2, 2021. BlackRock, Inc. is the parent holding company of BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC. The business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(10)
Includes (i) 650,000 shares of our Class A common stock that are issuable upon conversion of our Class B common stock, and (ii) shares directly held by Gato, reported in footnote 3 above.

(11)
Includes (i) 41,666 shares of restricted Class A common stock which will vest, subject to certain exceptions, on the third anniversary of April 5, 2019, (ii) options to purchase 300,000 shares of our Class A common stock at $10.20 per share, (iii) options to purchase 150,000 shares of our Class A common stock at $11.90 per share, and (iv) options to purchase 150,000 shares of our Class A common stock at $12.06 per share.

(12)
All restricted shares received by Mr. Zinterhofer and Mr. Frey from the Company as equity awards have been transferred and are owned by SCP LP.

(13)
Includes (i) 6,666 shares of restricted Class A common stock which will vest, subject to certain exceptions, on the third anniversary of April 9, 2019, (ii) options to purchase 250,000 shares of our Class A common stock at $15.00 per share, (iii) options to purchase 100,000 shares of our Class A common stock at $11.95 per share, (iv) options to purchase 33,334 shares of our Class A common stock at $12.06 per share, and (v) 599,814 shares of our Class A common stock which are issuable upon conversion of our Class B common stock.

(14)
Includes (i) 100,000 shares of restricted Class A common stock which will vest, subject to certain exceptions, on the third anniversary of April 5, 2019; (ii) options to purchase 487,500 shares of our Class A common stock at $10.20 per share, (iii) options to purchase 300,000 shares of our Class A common stock at $11.90 per share; and (iv) options to purchase 333,334 shares of our Class A common stock at $12.06 per share.

(15)
Includes (i) 14,166 shares of restricted Class A common stock which will vest, subject to certain exceptions, on the third anniversary of April 9, 2019; (ii) options to purchase 150,000 shares of our Class A common stock at $10.20 per share; (iii) options to purchase 200,000 shares of our Class A common stock at $11.90 per share; and (iv) options to purchase 150,000 shares of our Class A common stock at $12.06 per share.

(16)
In addition to information set forth above for each director and named executive officer amount reported includes (i) 109,855 fully vested shares of Class A common stock, (ii) 100,000 shares of restricted Class A common stock which will vest, subject to certain exceptions, on the first three (3) anniversaries of March 31, 2021, (iii) 30,000 shares of restricted Class A common stock which will vest, subject to certain exceptions, on the first three (3) anniversaries of January 1, 2021, (iv) options to purchase 16,667 share of our Class A common stock at $14.00 per share, and (v) options to purchase 25,000 shares of our Class A common stock at $11.35 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely upon review of Forms 3, 4, and 5 (and amendments thereto) furnished to us during or in respect of Fiscal 2020 and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10% stockholders were satisfied in a timely manner during Fiscal 2020.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information with respect to compensation plans under which our equity securities are authorized for issuance as of December 31, 2020:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (b)
Equity compensation plans approved by security holders	3,935,000	$11.69	1,071,920
Equity compensation plans not approved by security holders	—	—	—
Total	3,935,000	$11.69	1,071,920
On May 16, 2016, our board of directors approved the adoption of the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan (the “Equity Incentive Plan”) pursuant to which incentive compensation and performance compensation awards may be provided to our employees, directors, officers, consultants or advisors or our subsidiaries or their respective affiliates. The Equity Incentive Plan authorizes the issuance of up to 7.2 million shares of our Class A common stock. The number of securities remaining available for issuance in column (b) of the table above reflects our issuance of certain shares of restricted Class A common stock in connection with grants authorized by our board of directors. The description of the Equity Incentive Plan above is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

AUDIT COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.
Our Audit Committee consists of Eric C. Neuman, John Engelman, Andrew S. Frey and Sonia Dulá. The Audit Committee operates under, and has the responsibility and authority set forth in, the written charter adopted by the Board of Directors, which can be viewed on our website, www.hemispheretv.com, under “Investor Relations—Corporate Governance.” The Audit Committee has reviewed and reassessed the adequacy of our Audit Committee Charter.
The Audit Committee Charter adopted by the Board of Directors incorporates requirements mandated by the Sarbanes-Oxley Act of 2002 and the NASDAQ listing standards. All members of the Audit Committee are independent as defined by SEC rules and NASDAQ listing standards. At least one member of the Audit Committee is an “audit committee financial expert” as defined by SEC rules.
Management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm, RSM US LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and auditing the Company’s internal control over financial reporting and issuing their reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In this context, the Audit Committee has reviewed and discussed with management and RSM US LLP the audited consolidated financial statements for the fiscal year ended December 31, 2020, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and RSM US LLP’s audit of the Company’s internal control over financial reporting. The Audit Committee has discussed with RSM US LLP the matters that are required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communication With Audit Committees). In addition, RSM US LLP has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with RSM US LLP their firm’s independence. The Audit Committee has concluded that RSM US LLP’s provision of audit and non-audit services to Hemisphere and its affiliates is compatible with RSM US LLP’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2020 be included in our Annual Report on Form 10-K filed with the SEC for that year. The Audit Committee also recommended to the Board of Directors that RSM US LLP be appointed as our independent registered public accounting firm for Fiscal 2021.
The foregoing report is furnished by the Audit Committee of the Board of Directors.
AUDIT COMMITTEE
Eric C. Neuman, Chairman
John Engelman
Andrew S. Frey
Sonia Dulá

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE
Review, Approval or Ratification of Transactions with Related Persons
The Company’s policies and procedures for review and approval of related-person transactions appear in our Code of Business Conduct and Ethics and our Related Person Transactions Policy.
We have established policies and procedures for the review, approval and/or ratification of related party transactions. Under its charter, the Audit Committee approves all related party transactions required to be disclosed in our public filings and all transactions involving executive officers, directors of the Company that are required to be approved by the Audit Committee under the Company’s Code of Business Conduct and Ethics and Related Person Transactions Policy. Under our procedures, our executive officers and directors provide our Chief Legal Officer with the details of any such proposed transactions, arrangements or relationships. Proposed transactions, arrangements or relationships are then presented to our Audit Committee for review, discussion and approval. The Audit Committee may, in its discretion, request additional information from the director or executive officer involved in the proposed transaction or from management prior to granting approval for a related party transaction. All other related party transactions by individuals subject to our Code of Business Conduct and Ethics and our Related Person Transactions Policy must be approved by our Audit Committee.
The Company’s Chief Legal Officer, Chief Financial Officer and other members of our financial accounting department monitor transactions for an evaluation and determination of potential related person transactions that would need to be disclosed in the Company’s periodic reports or proxy materials under generally accepted accounting principles and applicable SEC rules and regulations.
Related Person Transactions Policy
For the purposes of our related person transaction policy, a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person (as defined below) had, has or will have a direct or indirect material interest.
For purposes of our related person transaction policy, a “Related Person” means:
1.
any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

2.
any person (including any “group” as that term is used in Section 13(d)(3) of the U.S. Securities Exchange Act of 1934) who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities;

3.
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

4.
any firm, corporation or other entity in which any of the forgoing persons is employed or is a partner or a principal or in a similar position or in which such person has 10% or greater beneficial ownership interest.

“Related Person Transactions” shall exclude all employment relationships or transactions involving an executive officer and any related compensation resulting solely from that employment relationship which have been reviewed and approved by the Company’s Board of Directors or group of independent directors of the Company acting as a compensation committee or performing a similar function.
Transactions with Related Persons
The Company has various agreements with MVS Multivision Digital S. de R.L. de C.V. and its affiliates (collectively “MVS”), a Mexican media and television conglomerate, which has directors and stockholders in common with the Company as follows:

•
MVS provides Cinelatino with satellite and support services including origination, uplinking and satellite delivery of two feeds of Cinelatino’s channel (for U.S. and Latin America), master control and monitoring, dubbing, subtitling and closed captioning, and other support services. Expenses incurred under this agreement are included in cost of revenues in the accompanying Consolidated Statements of Operations. Total expenses incurred were $2.6 million for each of the years ended December 31, 2020 and 2019. Amounts due to MVS pursuant to the agreements noted above amounted to $0.6 million and $0.7 million as of December 31, 2020 and 2019, respectively.

•
Dish Mexico (d/b/a Comercializadora de Frecuencias Satelitales, S. de R.L. de C.V.), an MVS affiliate that operates a subscription satellite television service throughout Mexico and distributes Cinelatino as part of its service. Total revenues recognized were $1.1 million and $1.9 million for the years ended December 31, 2020 and 2019, respectively. Amounts due from Dish Mexico amounted to $0.3 million as of December 31, 2020 and 2019.

•
MVS has the non-exclusive right to duplicate, distribute and exhibit Cinelatino’s service via cable, satellite or by any other means in Mexico. Cinelatino receives revenues net of MVS’s distribution fee, which is equal to 13.5% of all license fees collected from third party distributors managed but not owned by MVS. Total revenues recognized were $0.9 million and $1.0 million for the years ended December 31, 2020 and 2019, respectively. Amounts due from MVS pursuant to the agreements noted above amounted to $0.4 million and $0.7 million as of December 31, 2020 and 2019, respectively.

The Company entered into an amended and restated consulting agreement with James M. McNamara, a member of the Company’s board of directors, on August 13, 2019, to provide the development, production and maintenance of programming, affiliate relations, identification and negotiation of carriage opportunities, and the development, identification and negotiation of new business initiatives including sponsorship, new channels, direct to consumer programs and other interactive initiatives. Total expenses incurred under these agreements are included in selling, general and administrative expenses in the Consolidated Statements of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and amounted to $0.5 million and $0.4 million for the years ended December 31, 2020 and 2019, respectively. No amounts were due to this related party as of December 31, 2020 and 2019.
For the year ended December 31, 2020, the Company received $3.3 million from Searchlight Capital Partners LLC (“Searchlight”), two principals of which are directors of the Company, as reimbursement of expenses incurred in connection with the pursuit of a strategic transaction during the year. The reimbursement was recorded in gain from insurance proceeds and other, net in the Consolidated Statements of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

PROPOSAL 1:
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will be asked to elect James M. McNamara, Eric C. Neuman, John Engelman and Adam Reiss as Class II directors to hold office until our 2024 annual meeting of stockholders. The directors will serve until their successors have been duly elected and qualified or until any such director’s earlier resignation or removal. If you submit your proxy via the Internet, by telephone, or by mail, your shares will be voted for the election of the two nominees recommended by the Board of Directors, unless you mark the proxy in such a manner as to withhold authority to vote. The named proxies will vote all shares represented by proxy for the nominees for these vacancies, except to the extent authority to do so is withheld. Stockholders may withhold authority from the named proxies to vote for the nominees by marking the box under the “WITHHOLD” column adjacent to the name of the director via the Internet or on the attached proxy card, or by indicating by telephone that authority is withheld. Withholding authority to vote for the nominee will result in the nominee receiving fewer votes. If any nominee for any reason is or becomes unable or unwilling to serve, all shares represented by proxy will be voted at the Annual Meeting by the named proxies for the person, if any, as shall be designated by the Board of Directors to replace the nominee. Please see “Proxies and Voting Procedures” for information on how your shares will be voted in the absence of your instructions if you hold shares through a bank, broker, or other nominee. Each nominee has agreed to serve as a director if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director.
Directors
Incumbent directors James M. McNamara, Eric C. Neuman and John Engelman and new director nominee Adam Reiss are being nominated for election to the Board of Directors as Class II directors. Please see “Nominees for Election to the Board of Directors” for information concerning each of the nominees for election as Class II directors.
Vote Required
To be elected as a Class II director at the Annual Meeting, each candidate for election must receive a plurality of the votes cast. A plurality vote means that the director nominee with the most affirmative votes in favor of his election to a particular directorship will be elected to that directorship.
The Board of Directors recommends that you vote FOR the election of each of James M. McNamara, Eric C. Neuman, John Engelman and Adam Reiss as Class II directors of the Company.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021
General
Upon recommendation of the Audit Committee, our Board of Directors has appointed RSM US LLP as our independent registered public accounting firm for Fiscal 2021. The stockholders are asked to ratify this action of the Board of Directors. Stockholder ratification of the selection of RSM US LLP as our independent registered public accounting firm for Fiscal 2021 is not required by our By-Laws, or otherwise, but is being pursued as a matter of good corporate practice. If stockholders do not ratify the selection of RSM US LLP as our independent registered public accounting firm for Fiscal 2021, our Board of Directors will reconsider the selection of our independent registered public accounting firm for Fiscal 2021. Even if the appointment is ratified, our Board of Directors, upon the recommendation of our Audit Committee, may select a different independent registered public accounting firm at any time during Fiscal 2021 if it determines such a change would be in our best interests and the best interests of our stockholders.
It is anticipated that one or more representatives of RSM US LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from stockholders who are present.
Independent Auditor Fees
The following table summarizes the fees RSM US LLP, our independent auditor, billed to us for each of the last two fiscal years:
	Audit Fees $	Audit-Related Fees $	Tax Fees $	All Other Fees $	Total $(1)
2020	515,638	—	224,347	42,003	781,988
2019(2)	508,650	—	151,870	50,060	710,580

(1)
Amount excludes out-of-pocket expenses of $3,280 and  $34,685 incurred by RSM US LLP in connection with the professional services and billed to us in 2020 and 2019, respectively.

(2)
Actual fees for 2019 includes invoices of $32,028 that were received after the filing of the proxy statement for the prior year.

In the above table, in accordance with the SEC’s definitions and rules, “Audit Fees” are fees we paid RSM US LLP for professional services for the audit of our consolidated financial statements included in our Form 10-K and the review of our financial statements included in Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax Fees” are fees for tax compliance, tax advice, and tax planning. Such fees were attributable to services for tax-compliance assistance and tax advice. “All Other Fees” are fees, if any, for any services not included in the first three categories.
Pre-Approval of Independent Auditor Services and Fees
It is the policy of the Audit Committee to pre-approve all services, audit and non-audit, to be provided to the Company by its independent registered public accounting firm. Under the policy, the Audit Committee is generally required to pre-approve the provision by the Company’s independent registered public accounting firm of specific audit, audit-related, tax and other non-audit services, subject to the fee limits established from time to time by the Audit Committee, as being consistent with auditor independence. The Audit Committee pre-approved the Fiscal 2020 audit services engagement performed by RSM US LLP. In accordance with the Audit Committee’s pre-approval policy, the Audit Committee has pre-approved all other specified audit, non-audit, tax, and other services.

Vote Required
The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to ratify the Board of Directors’ appointment of RSM US LLP as our independent registered public accounting firm for Fiscal 2021.
The Board of Directors recommends that you vote FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for Fiscal 2021.

PROPOSAL 3:
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)) and the related rules of the SEC, we are including in this proxy statement a separate resolution to enable our stockholders to approve, on an advisory and non-binding basis, the compensation of our named executive officers. The compensation of our named executive officers is described in the compensation tables and the accompanying narrative contained in the Executive Compensation section of this proxy statement starting on page 18.
This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement.
The Executive Compensation section of this proxy statement and the accompanying tables and narrative starting on page 18 above provide a comprehensive review of our named executive officer compensation strategy, objectives, factors, program, and rationale. We urge you to read this disclosure before voting on this non-binding proposal. As described in detail in such disclosure, our compensation programs are designed to attract and retain highly qualified executives, to align the compensation paid to executives with the business strategies of our Company, and to align the interests of our executives with the interests of our stockholders. We believe that our compensation program, with its balance of guaranteed salary, performance-based cash bonuses, and performance conditions for equity awards reward sustained performance that is aligned with long-term stockholder interests.
For the reasons stated above, and pursuant to Section 14A of the Exchange Act, we are requesting your non-binding approval of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion is hereby APPROVED.”
Your vote on this proposal is advisory, and therefore nonbinding on the Company and the Board of Directors and will not be construed as overruling a decision by the Company or the Board of Directors. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Company or the Board of Directors. However, the Board of Directors and the Compensation Committee, which is responsible for designing and administering our executive compensation program, each value the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as they deem appropriate.
Frequency Vote
In addition to requesting the non-binding stockholder advisory approval of the Company’s executive compensation program, the Dodd-Frank Act also requires the Company to separately seek, once every six years, stockholder approval of how often the Company will seek advisory approval of the named executive officers’ compensation (referred to as the “say-on-frequency” vote). The Dodd-Frank Act requires that the Company present every one, two, or three years, or abstain, as voting alternatives for stockholders with respect to the “say-on-frequency” vote. In connection with our 2017 annual meeting of stockholders, stockholders of the Company were asked to cast, on an advisory, non-binding basis, a “say-on-frequency” vote. In consideration of our stockholders’ indicated preference to hold the advisory vote on executive compensation every one year, we intend to hold an advisory “say-on-pay” vote every one year until the next advisory “say-on-frequency” vote, which will be held no later than the Company’s 2023 annual meeting of stockholders.
Vote Required
The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve, on an advisory basis, the compensation of the Company’s named executive officers.
The Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL 4:
APPROVAL OF AN AMENDMENT TO THE HEMISPHERE MEDIA GROUP, INC.
AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
General
We are seeking the approval by our stockholders of an amendment (the “Amendment”) to the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan (the “A&R 2013 Plan”, and when referred to herein as proposed to be amended, the “Amended Plan”).
On March 9, 2021, our board of directors (the “Board”) adopted, subject to stockholder approval, the Amendment. A copy of the Amendment is attached to this proxy statement as Appendix A. The change contemplated by the Amendment would:
•
Increase the Aggregate Share Limit.   The A&R 2013 Plan currently limits the aggregate number of shares of Class A common stock that may be delivered pursuant to all awards granted under the A&R 2013 Plan to 7,225,920 shares. The proposed amendment would increase this limit by an additional 2,962,160 shares so that the new aggregate share limit under the Amended Plan would be 10,188,080 shares.

As of April 9, 2021, a total of 338,399 shares of our Class A common stock remained available for future issuance under the A&R 2013 Plan and 4,908,483 shares of our Class A common stock were subject to outstanding awards under the A&R 2013 Plan. The Amendment would increase the reserved shares of Class A common stock by 2,962,160 shares. The closing price of our Class A common stock as of April 9, 2021 was $12.78 per share, as reported by the NASDAQ. If our stockholders approve the Amendment, the Amendment (with the requested increase in share limits) will be effective as of May 25, 2021. If our stockholders do not approve the Amendment, the A&R 2013 Plan will remain in effect in its current form and with the current share reserve limitations.
Reasons Why You Should Vote in Favor of this Proposal
Our Board recommends a vote FOR the approval of the Amendment because it believes that the Amended Plan is in the best interests of the Company and its stockholders for the following reasons:
•
Attracts and retains talent.   Talented executives and employees are essential to executing our business strategies. The purpose of the Amended Plan is to promote the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and providing participants with a plan that provides incentives directly related to increases in the value of the Company.

•
Aligns director, employee and stockholder interests.   We currently provide long-term incentives primarily by (i) compensating participants with equity awards, including incentive compensation awards measured by reference to the value of the Company’s equity, (ii) rewarding such participants for the achievement of performance targets with respect to a specified performance period and (iii) motivating such participants by giving them opportunities to receive awards directly related to such performance. If the Amended Plan is approved, we will be able to maintain our means of aligning the interests of key personnel with the interests of our stockholders.

If this proposal is not approved by our stockholders, and as a consequence we are unable to continue to make equity grants at competitive levels, the Board believes that our ability to hire and retain highly qualified personnel and our ability to manage future growth will be negatively affected.
Summary of Sound Governance Features of the Amended Plan
Our Board believes the Amended Plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:
No “evergreen” provision.   The number of shares of our Class A common stock available for issuance under the Amended Plan is fixed and does not adjust based upon the number of shares outstanding.

Will not be excessively dilutive to our stockholders.   Subject to adjustment, the maximum number of shares of our Class A common stock authorized and reserved for issuance under the Amended Plan will increase from 7,225,920 to 10,188,080.
No liberal change in control definition.   The change in control definition in the Amended Plan is not a “liberal” definition and, for example, would not be achieved merely upon stockholder approval of a transaction. A change in control (or the approval of a plan of complete dissolution or liquidation) must actually occur in order for the change in control provisions in the Amended Plan to be triggered.
No dividends on unearned awards.   The Amended Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards subject to performance-based vesting.
No repricing without stockholder approval.   The Amended Plan prohibits the repricing of outstanding stock options or SARs without stockholder approval.
Summary of Amended Plan
The following is a summary of certain terms and conditions of the Amended Plan. This summary is qualified in its entirety by reference to the Amended Plan attached as Appendix A. You are encouraged to read the full Amended Plan.
Administration.   The Amended Plan is administered by the Administrator, which is either the Compensation Committee (or subcommittee thereof) or, if no Compensation Committee exists, our Board of Directors. The Administrator has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the Amended Plan and to adopt, alter, and repeal rules, guidelines, and practices relating to the Amended Plan. The Administrator has full discretion to administer and interpret the Amended Plan and to adopt such rules, regulations, and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.
Eligibility.   Any current or prospective employees, directors, officers, consultants, or advisors of our Company or its affiliates who are selected by the Administrator are eligible for awards under the Amended Plan. The Administrator has the sole and complete authority to determine who will be granted an award under the Amended Plan. As of April 9, 2021, approximately 335 employees, directors and consultants of the Company or its affiliates would be eligible to receive awards under the Amended Plan.
Number of Shares Authorized.   The Amended Plan provides for an aggregate of 10,188,080 shares of our common stock, including shares previously issued under the A&R 2013 Plan and including the proposed increase of 2,962,160 shares. No more than 10,188,080 shares of our common stock may be issued with respect to incentive stock options under the Amended Plan. No participant may be granted awards of options and stock appreciation rights with respect to more than 1,000,000 shares of our common stock in any 12-month period. No more than 1,000,000 shares of our common stock may be granted under the Amended Plan with respect to any performance compensation awards to any participant during a performance period (or with respect to each year if the performance period is more than one year). The maximum amount payable to any participant under the Amended Plan for any single year during a performance period for a cash denominated award is $5,000,000 (with respect to each year if the performance period is more than one year). The maximum grant date fair value of cash and equity awards that may be awarded to a non-employee director under the Amended Plan during any one fiscal year will be $500,000. Shares of our common stock subject to awards are generally unavailable for future grant. If any award granted under the Amended Plan expires, terminates, is canceled or forfeited without being settled or exercised, or if a stock appreciation right is settled in cash or otherwise without the issuance of shares, shares of our common stock subject to such award will again be made available for future grant. In addition, if any shares are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, such shares will again be available for grant under the Amended Plan. In no event shall any shares again made available for grant increase the number of shares of our common stock that may be delivered pursuant to incentive stock options granted under the Amended Plan.
Change in Capitalization.   If there is a change in our Company’s corporate capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of our common stock or other relevant change in capitalization or applicable law or circumstances, such that the Administrator determines that an adjustment to the terms of the Amended Plan (or awards thereunder) is necessary or appropriate, then the Administrator may make adjustments in a manner that it deems equitable. Such adjustments may be to the number of shares reserved for issuance under the Amended Plan, the number of shares covered by awards then outstanding under the Amended Plan, the limitations on awards under the Amended Plan, the exercise price of outstanding options, and such other equitable substitution or adjustments as it may determine appropriate.
Awards Available for Grant.   The Administrator may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), or any combination of the foregoing. Awards may be granted under the Amended Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by our Company or with which our Company combines (which are referred to herein as “Substitute Awards”).
Stock Options.   The Administrator is authorized to grant options to purchase shares of our common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the Amended Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the Amended Plan are subject to the terms and conditions established by the Administrator. Under the terms of the Amended Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant (except with respect to Substitute Awards). Options granted under the Amended Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Administrator and specified in the applicable award agreement. The maximum term of an option granted under the Amended Plan is ten years from the date of grant (or five years in the case of a qualified option granted to a 10% shareholder), provided that, if the term of a non-qualified option would expire at a time when trading in the shares of our common stock is prohibited by our Company’s insider trading policy, the option’s term shall be automatically extended until the 30th day following the expiration of such prohibition (as long as such extension shall not violate Section 409A of the Code). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalents and/or shares of our common stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other method as the Administrator may permit in its sole discretion, including: (i) in other property having a fair market value equal to the exercise price and all applicable required withholding taxes, (ii) if there is a public market for the shares of our common stock at such time, by means of a broker-assisted cashless exercise mechanism, or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of common stock will be settled in cash.
Stock Appreciation Rights.   The Administrator is authorized to award SARs under the Amended Plan. SARs are subject to the terms and conditions established by the Administrator. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares, or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the Amended Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs, including with respect to vesting and expiration. Except as otherwise provided by the Administrator (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the strike price per share of our common stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. The remaining terms of the SARs shall be established by the Administrator and reflected in the applicable award agreement.
Restricted Stock.   The Administrator is authorized to grant restricted stock under the Amended Plan, which is subject to the terms and conditions established by the Administrator. Restricted stock is common stock that generally is non-transferable and is subject to other restrictions determined by the Administrator for a specified period. Any accumulated dividends will be payable at the same time as the underlying restricted stock vests.
Restricted Stock Unit Awards.   The Administrator is authorized to award restricted stock unit awards, which are subject to the terms and conditions established by the Administrator. A restricted stock unit award, once vested, may be settled in common shares equal to the number of units earned, or in cash equal to the fair market value of the number of vested shares, at the election of the Administrator. Restricted stock units may be settled at the expiration of the period over which the units are to be earned or at a later date selected by the Administrator. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by our Company of dividends on shares of our common stock, either in cash or (at the sole discretion of the Administrator) in shares of our common stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Administrator, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Administrator, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units are settled.
Other Stock-Based Awards.   The Administrator is authorized to grant awards of unrestricted shares of our common stock, rights to receive grants of awards at a future date, or other awards denominated in shares of our common stock under such terms and conditions as the Administrator may determine and as set forth in the applicable award agreement.
Performance Compensation Awards.   The Administrator may grant any award under the Amended Plan in the form of a “Performance Compensation Award” (including cash bonuses) intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code by conditioning the number of shares earned or vested, or any payout, under the award on the satisfaction of certain “Performance Goals.” The Administrator may establish these Performance Goals with reference to one or more of the following:
•
net earnings or net income (before or after taxes);

•
basic or diluted earnings per share (before or after taxes);

•
net revenue or net revenue growth;

•
gross revenue or gross revenue growth, gross profit or gross profit growth;

•
net operating profit (before or after taxes);

•
return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales);

•
cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per-share basis;

•
earnings before or after taxes, interest, depreciation, and/or amortization (including EBIT and EBITDA);

•
gross or net operating margins;

•
productivity ratios;

•
share price (including, but not limited to, growth measures and total shareholder return);

•
expense targets or cost reduction goals, general and administrative expense savings;

•
margins;

•
operating efficiency;

•
objective measures of customer satisfaction;

•
working capital targets;

•
measures of economic value added or other “value creation” metrics;

•
inventory control;

•
enterprise value;

•
sales;

•
stockholder return;

•
client retention;

•
competitive market metrics;

•
employee retention;

•
timely completion of new product rollouts;

•
timely launch of new facilities;

•
objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations, or other corporate transactions or capital-raising transactions, expansions of specific business operations, and meeting divisional or project budgets);

•
system-wide revenues;

•
royalty income;

•
cost of capital, debt leverage year-end cash position, or book value;

•
strategic objectives, development of new product lines, and related revenue, sales and margin targets, or international operations; or

•
any combination of the foregoing.

Any of the above Performance Goal elements can be stated as a percentage of another Performance Goal or used on an absolute, relative, or adjusted basis to measure the performance of our Company and/or its affiliates or any divisions, operation or business units, product lines, asset classes, brands, administrative departments, or combination thereof, as the Administrator deems appropriate. Performance Goals may be compared to the performance of a group of comparator companies or a published or special index that the Administrator deems appropriate or stock market indices. The Administrator may provide for accelerated vesting of any award based on the achievement of Performance Goals. Any award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will be granted, and Performance Goals for such an award will be established, by the Administrator in writing not later than 90 days after the commencement of the performance period to which the Performance Goals relate, or such other period required under Section 162(m) of the Code. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the Administrator must certify in writing that the Performance Goals established with respect to such award have been achieved. In determining the actual amount of an individual participant’s Performance Compensation Award for a performance period, the Administrator may reduce or eliminate the amount of the Performance Compensation Award earned consistent with Section 162(m) of the Code.
The Administrator may also specify adjustments or modifications (to the extent it would not result in adverse results under Section 162(m) of the Code) to be made to the calculation of a Performance Goal for such performance period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items and/or in management’s discussion and analysis of financial condition and results of operations appearing in our Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual, or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in our Company’s fiscal year.
Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of a performance compensation award only to the extent that (i) the Performance Goals for such period are achieved; and (ii) all or some of the portion of such participant’s performance compensation award has been earned for the performance period based on the application of the “Performance Formula” (as defined in the Amended Plan) to such Performance Goals.
Nontransferability.   Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution unless the Administrator permits the award to be transferred to a permitted transferee (as defined in the Amended Plan).
Amendment.   The A&R 2013 Plan had an initial term of ten years, which will expire on April 4, 2023. The Amended Plan does not extend the initial term. No further awards may be granted under the Amended Plan after April 4, 2023 unless the term of the Amended Plan is extended by the Company’s stockholders. The Board of Directors may amend, suspend, or terminate the Amended Plan at any time, subject to stockholder approval if necessary to comply with any tax, NASDAQ, or other applicable regulatory requirement. No amendment, suspension, or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.
The Administrator may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted will not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the option price of any option or the strike price of any SAR, (ii) the Administrator may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower strike price) or other award or cash in a manner that would be treated as a repricing (for compensation disclosure or accounting purposes), and (iii) the Administrator may not take any other action considered a repricing for purposes of the shareholder approval rules of the applicable securities exchange on which our common shares are listed. However, stockholder approval is not required with respect to clauses (i), (ii), and (iii) above with respect to certain adjustments on changes in capitalization. In addition, none of the requirements described in the preceding clauses (i), (ii), and (iii) can be amended without the approval of our stockholders.
U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Amended Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local, and payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Stock Options.   The Code requires that, for treatment of an option as an incentive stock option, shares of our common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. Our Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
SARs.   No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. Our Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock.   A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to our Company. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) Our Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock Units.   A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Our Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Section 162(m).   In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to certain covered employees designated in Section 162(m) of the Code, including, but not limited to, its chief executive officer, chief financial officer, and the next three highly compensated executives of such corporation whose compensation is required to be disclosed in its proxy statement.

Outstanding Awards Under the A&R 2013 Plan
The following table sets forth information concerning outstanding awards under the A&R 2013 Plan as of April 9, 2021:
Prior Grants Under the A&R 2013 Plan
Name and Principal Position	Number of Shares To Be Issued Upon Exercise of Outstanding Options	Number of Shares Covered by Other Awards(1)
Alan J. Sokol	1,287,500	100,000
Chief Executive Officer & President
Craig D. Fischer	675,000	41,667
Chief Financial Officer
Alex J. Tolston	575,000	14,167
Executive Vice President, Chief Legal Officer & Corporate Secretary
All Current Executive Officers as a Group	2,884,500	285,834
All Current Directors who are Not Executive Officers as a Group(2)	—	107,648
All Employees who are Not Executive Officers as a Group(3)	1,495,500	135,001

(1)
Represents grants of restricted stock that have not vested.

(2)
Also excludes Directors who serve as consultants to the Company.

(3)
Includes consultants to the Company.

New Plan Benefits
The Company has not approved any awards that are conditioned upon stockholder approval of the Amended Plan. Other than with respect to annual restricted stock awards to our non-employee directors, awards under the Amended Plan will be determined by the Board (or committee thereof) in its discretion. It is, therefore, not possible to predict the awards that will be made to particular officers in the future under the Amended Plan. There were no grants made in 2020 to our executive officers named in the Summary Compensation Table under the A&R 2013 Plan.

New Plan Benefits under the Amended Plan
Name and Principal Position	Dollar Value ($)	Number of Shares Covered by Awards
Alan J. Sokol Chief Executive Officer & President	(1)	(1)
Craig D. Fischer Chief Financial Officer	(1)	(1)
Alex J. Tolston Executive Vice President, Chief Legal Officer & Corporate Secretary	(1)	(1)
All Current Executive Officers as a Group	(1)	(1)
All Current Directors who are Not Executive Officers as a Group	$1,000,000(2)	(2)
All Employees who are Not Executive Officers as a Group	(1)	(1)

(1)
Not determinable at this time. See “Executive Compensation — Summary Compensation Table” and “Executive Compensation — Outstanding Equity Awards at 2020 Fiscal Year-End” for additional information.

(2)
Historically, under the A&R 2013 Plan, we award non-employee directors an annual grant of restricted stock equal to $100,000 (or $300,000 in the case of the Chairman of the Board). The number of shares of restricted stock to be issued to each non-employee director will be determined by dividing $100,000 by the closing price of a share of our Class A common stock on the NASDAQ on the date of grant (which is the date of the Annual Meeting), except with respect to the Chairman of our Board which will be determined by dividing $300,000 by the closing price of a share of our Class A common stock on the NASDAQ on the date of grant (which is the date of the Annual Meeting).

Vote Required
The affirmative vote of the holders of a majority of the votes represented at the Annual Meeting in person or by proxy is required to approve the Amendment to the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan.
The Board of Directors recommends that you vote FOR the approval of the Amendment to the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan.

OTHER MATTERS
The Board of Directors knows of no items of business to be brought before the Annual Meeting other than as described above. If any other items of business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with respect to any such items. Discretionary authority for them to do so is contained in the enclosed proxy card and the Internet and telephone proxy submission procedures.
COMMUNICATIONS WITH THE BOARD
The Board of Directors welcomes communications from stockholders. Generally, stockholders who have questions or concerns should contact our Investor Relations Department at (917) 444-6325, or via e-mail at ir@hemispheretv.com. Stockholders and other interested parties may contact any member (or all members) of the Board of Directors, the non-management directors as a group, any committee of the Board of Directors, or any chairperson of any such committee by mail or e-mail. To communicate with the Board of Directors, any individual director, the non-management group, or any committee of directors by mail, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title and sent to Hemisphere Media Group, Inc., Attention Chief Legal Officer, 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146. To communicate with any of our directors electronically, stockholders should send an e-mail addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title to ir@hemispheretv.com.
All communications received as set forth in the preceding paragraph will be opened by the Chief Legal Officer for the sole purpose of determining whether the contents represent a message to our directors. The Chief Legal Officer will forward copies of all correspondence that, in the opinion of the Chief Legal Officer, deal with the functions of the Board of Directors or its committees or that he or she otherwise determines requires the attention of any member, group or committee of the Board of Directors.
STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING
Under the rules and regulations of the SEC, stockholder proposals intended to be presented in our proxy statement for the annual meeting of stockholders to be held in 2022 must be received at our principal executive offices at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, no later than December 16, 2021 in order to be considered for inclusion in our proxy statement for such meeting. Upon receipt of any proposal, the Company will determine whether or not to include the proposal in the proxy statement in accordance with applicable regulations governing the solicitation of proxies. In order to be considered for inclusion in our proxy statement, the proposal must comply in all respects with the rules and regulations of the SEC and our By-Laws.
Under our By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in our proxy statement) at the annual meeting of stockholders to be held in 2021, including director nominees, may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at our principal executive offices no earlier than January 25, 2022 and not later than February 24, 2022. The notice provided by a stockholder must contain certain information as specified in our By-Laws. Notice of any proposal received after February 24, 2022 will not be considered “timely” under the federal proxy rules for purposes of determining whether we may use discretionary authority to vote on such proposal. For such proposals that are not timely filed, the Company retains discretion to vote proxies it receives.

ANNUAL REPORT AND FORM 10-K
A copy of our Annual Report on Form 10-K filed with the SEC is available upon request by writing to Investor Relations, Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, or via e-mail at ir@hemispheretv.com.
Stockholders will receive with this proxy statement a copy of our Annual Report for the fiscal year ended December 31, 2020, including the financial statements for Fiscal 2020. A copy of the Annual Report may be obtained by writing to Investor Relations at the above mailing address or electronic mail address.
By Order of the Board of Directors,
Alex J. Tolston
Executive Vice President, Chief Legal Officer
and Corporate Secretary
April 15, 2021

Appendix A
First Amendment to
Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan
The Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan (the “Plan”) of Hemisphere Media Group, Inc., a Delaware corporation (the “Company”), is hereby amended, effective as of March 9, 2021 (the “Effective Date”), as follows:
1.   Amendment to Section 5(b) of the Plan.   Section  5(b) of the Plan is hereby amended so that the references to “7,225,920” in Section 5(b)(i) and (iii) are deleted and replaced with “10,188,080”.
2.   Effectiveness.   In accordance with Section  13(a) of the Plan, the effectiveness of this Amendment to the Plan (this “Amendment”) is subject to the approval of the Company’s stockholders at the Company’s 2021 annual general meeting of stockholders. For the avoidance of doubt, if stockholder approval is not obtained, then this Amendment shall be void ab initio and of no force and effect.
3.   Effect on the Plan.   This Amendment shall not constitute a waiver, amendment or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Plan are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the Effective Date, each reference in the Plan to “this Plan,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Plan as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Plan, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

Hemisphere Media Group, Inc.
Amended and Restated 2013 Equity Incentive Plan
1.   Purpose and History.   The Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan (the “Plan”) is intended to help Hemisphere Media Group, Inc., a Delaware corporation (including any successor thereto, the “Company”) and its Affiliates (i) attract and retain key personnel by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation measured by reference to the value of Common Stock and (ii) align the interests of key personnel with those of the Company’s shareholders. The Hemisphere Media Group, Inc. 2013 Equity Incentive Plan was originally adopted by the Board on April 4, 2013.
2.   Effective Date; Duration.   The Plan shall be effective as of May 16, 2016 (the “Effective Date”). The expiration date of the Plan, on and after which date no Awards may be granted, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
3.   Definitions.   The following definitions shall apply throughout the Plan.
(a)   “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b)   “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award and/or Performance Compensation Award granted under the Plan.
(c)   “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.
(d)   “Board” means the Board of Directors of the Company.
(e)   “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, (i)  as such term is defined in any employment, consulting, change in control, severance or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, change in control, severance or other agreement (or the absence of any definition of “cause” or term of similar import therein), due to the Participant’s (A) willful misconduct or gross neglect of his duties; (B) having engaged in conduct harmful (whether financially, reputationally or otherwise) to the Company or an Affiliate; (C) failure or refusal to perform his duties; (D) conviction of or guilty or no contest plea to a felony or any crime involving dishonesty or moral turpitude; (E) willful violation of the written policies of the Company or an Affiliate; (F) misappropriation or misuse of Company or Affiliate funds or property or other act of personal dishonesty in connection with his employment; or (G) willful breach of fiduciary duty. The determination of whether Cause exists shall be made by the Committee in its sole discretion.
(f)   “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement (or any employment, consulting, change in control, severance or other agreement between the Participant and the Company or an Affiliate) states otherwise, be deemed to occur upon any of the following events:
(i)   the acquisition by any Person of Beneficial Ownership of 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, including Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”); or (B) the combined voting power of the then outstanding voting securities of the

Company entitled to vote in the election of directors (the “Outstanding Company Voting Securities”); but excluding any acquisition by the Company or any of its Affiliates, or by any employee benefit plan sponsored or maintained by the Company or any of its Affiliates;
(ii)   a change in the composition of the Board such that members of the Board during any consecutive 12-month period (the “Incumbent Directors “) cease to constitute a majority of the Board. Any person becoming a director through election or nomination for election approved by a valid vote of at least two-thirds of the Incumbent Directors shall be deemed an Incumbent Director; provided , however , that no individual becoming a director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(iii)   the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; or
(iv)   the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired that business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.
(g)   “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.
(h)   “Committee” means the Compensation Committee of the Board or subcommittee thereof or, if no such Compensation Committee or subcommittee exists, the Board.
(i)   “Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which it may be exchanged).
(j)   “Disability” means cause for termination of a Participant’s employment or service due to a determination that the Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled.

(k)   “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person; (ii)  director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates.
(l)   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.
(m)   “Fair Market Value” means, on a given date, (i)  if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on such exchange on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; or (ii) if the Common Stock is not listed on any national securities exchange, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.
(n)   “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section  422 of the Code and otherwise meets the requirements set forth in the Plan.
(o)   “NASDAQ” means The Nasdaq Global Market.
(p)   “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.
(q)   “Option” means an Award granted under Section  7 of the Plan.
(r)   “Performance Compensation Award” means an Award designated by the Committee as a Performance Compensation Award pursuant to Section  11 of the Plan.
(s)   “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.
(t)   “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
(u)   “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.
(v)   “Performance Period” shall mean the one or more periods of time as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.
(w)   “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.
(x)   “Restricted Stock” means an Award of Common Stock, subject to certain specified restrictions, granted under Section 9 of the Plan.
(y)   “Restricted Stock Unit” means an Award of an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain specified restrictions, granted under Section 9 of the Plan.

(z)   “Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(aa)   “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
4.   Administration.
(a)   The Committee shall administer the Plan, and shall have the sole and plenary authority to: (i) designate Participants; (ii) determine the type, size, and terms and conditions of Awards to be granted; (iii)  determine the method by which an Award may be settled, exercised, canceled, forfeited, or suspended; (iv) determine the circumstances under which the delivery of cash, property or other amounts payable with respect to an Award may be deferred either automatically or at the Participant’s or Committee’s election; (v) interpret and administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any Award granted under, the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (vii) accelerate the vesting, delivery or exercisability of, payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law, including Section 162(m) of the Code and the Treasury Regulations promulgated thereunder. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if applicable and if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, or any exception or exemption under the rules of NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be (i) a “non-employee director” within the meaning of Rule 16b 3 under the Exchange Act and (ii) an “outside director” within the meaning of Section 162(m) of the Code and/or (iii)  an “independent director” under the rules of NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted (“Eligible Director”). However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.
(b)   The Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person(s) selected by it, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii)  who are or may reasonably be expected to be “covered employees” for purposes of Section 162(m) of the Code. Any such allocation or delegation may be revoked by the Committee at any time.
(c)   As further set forth in Section 14(f) of the Plan, the Committee shall have the authority to amend the Plan and Awards to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without shareholder approval if such approval is required by applicable law or regulation.
(d)   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.
(e)   No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be involved as a party, witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f)   The Board may at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.   Grant of Awards; Shares Subject to the Plan; Limitations.
(a)   The Committee may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.
(b)   Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan and subsection (d) below, no more than 7,225,920 shares of Common Stock may be delivered in the aggregate pursuant to Awards granted under the Plan; (ii) subject to Section 12 of the Plan, no more than 1,000,000 shares of Common Stock may be subject to grants of Options or SARs under the Plan to any single Participant during any 12-month period; (iii) subject to Section 12 of the Plan, no more than 7,225,920 shares of Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 1,000,000 shares of Common Stock may be delivered in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any Participant for a single Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 1,000,000 shares of Common Stock on the last day of the Performance Period to which such Award relates; (v) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single year in the event a Performance Period extends beyond a single year) pursuant to a Performance Compensation Award denominated in cash described in Section 11(a) of the Plan shall be $5,000,000; and (vi) the maximum amount (based on the grant date Fair Market Value of shares of Common Stock as determined in accordance with applicable financial accounting rules) of Awards that may be granted in any single fiscal year to any non-employee director under the Plan shall be $500,000.
(c)   Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash; provided, however, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Participant are surrendered or tendered to the Company in payment of the Exercise Price or any taxes required to be withheld in respect of an Award, such surrendered or tendered shares shall become available for other Awards; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options. If and to the extent all or any portion of an Award expires, terminates or is canceled or forfeited for any reason without the Participant having received any benefit therefrom, the shares covered by such Award or portion thereof shall again become available for other Awards. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.
(d)   The Committee may grant Awards in assumption of, or in substitution for, outstanding awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”), and such Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards; provided, further, that Substitute Awards issued or intended as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Incentive Stock Options available under the Plan.
6.   Eligibility.   Participation shall be limited to Eligible Persons who have been selected by the Committee and who have entered into an Award agreement with respect to an Award granted to them under the Plan (each such Eligible Person, a “Participant”).
7.   Options.
(a)   Generally.   All Options granted under the Plan shall be Nonqualified Stock Options unless the Award agreement expressly states otherwise. Incentive Stock Options shall be granted only subject to and in compliance with Section 422 of the Code, and only to Eligible Persons who are employees of the Company and its Affiliates and who are eligible to receive an Incentive Stock Option under the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(b)   Exercise Price.   The exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share, determined as of the Date of Grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 13(b).
(c)   Vesting, Exercise and Expiration.   The Committee shall determine the manner and timing of vesting, exercise and expiration of Options. The period between Date of Grant and the scheduled expiration date of the Option (“Option Period”) shall not exceed ten years, unless the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s securities trading policy or Company-imposed “blackout period”, in which case the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code). The Committee may accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect any other terms and conditions of such Option.
(d)   Method of Exercise and Form of Payment.   No shares of Common Stock shall be delivered pursuant to any exercise of an Option until the Participant has made payment in full to the Company of the Exercise Price and an amount equal to any U.S. Federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. Options may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the Option. The Exercise Price and all applicable required withholding taxes shall be payable

(i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided that such shares of Common Stock are not subject to any pledge or other security interest; (ii) by such other method as the Committee may permit, including without limitation: (A) in other property having a fair market value equal to the Exercise Price and all applicable required withholding taxes or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company has delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes; or (C) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Notwithstanding the foregoing, unless otherwise determined by the Committee, if on the last day of the Option Period, the Fair Market Value exceeds the Exercise Price, the Participant has not exercised the Option, and the Option has not expired, such Option shall be deemed to have been exercised by the Participant on such last day by means of a “net exercise” procedure described above. Any fractional shares of Common Stock shall be settled in cash.
(e)   Notification upon Disqualifying Disposition of an Incentive Stock Option.   Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.
(f)   Incentive Stock Option Grants to 10% Shareholders.   Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a subsidiary or a parent of the Company, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the shares subject to the Option.
(g)   Compliance With Laws, etc.   Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Common Stock of the Company is listed or quoted.
(h)   $100,000 Per Year Limitation for Incentive Stock Options.   To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
8.   Stock Appreciation Rights (SARs).
(a)   Generally.   Each SAR shall be subject to the conditions set forth in the Plan and the Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs independent of any Option.
(b)   Strike Price.   The strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of

Grant); provided, however, that a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 13(b).
(c)   Vesting and Expiration.   A SAR granted in tandem with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independently of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s securities trading policy (or the Company-imposed “blackout period”), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section  409A of the Code).
(d)   Method of Exercise.   SARs may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
(e)   Payment.   Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any U.S. Federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.
9.   Restricted Stock and Restricted Stock Units.
(a)   Generally.   Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in the Plan and the Award agreement. The Committee shall establish restrictions applicable to such Restricted Stock and Restricted Stock Units, including the period over which the restrictions shall apply (the “Restricted Period”), and the time or times at which Restricted Stock or Restricted Stock Units shall become vested. The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units, which acceleration shall not affect any other terms and conditions of such Awards. No shares shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.
(b)   Stock Certificates; Escrow or Similar Arrangement.   Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions. The Committee also may cause a stock certificate registered in the name of the Participant to be issued. In such event, the Committee may provide that such certificates shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and release of restrictions, in which case the Committee may require the Participant to execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock. If a Participant shall fail to execute and deliver the escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the Award agreement, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock.
(c)   Restrictions; Forfeiture.   Restricted Stock and Restricted Stock Units awarded to a Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and shall be subject to the restrictions on transferability set forth in the Award agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock (or as a shareholder with respect thereto), and/or to such Restricted Stock Units, as applicable, including to any dividends and/or dividend equivalents that may have been accumulated and withheld during the Restricted Period in respect thereof, shall terminate without further action or obligation on the part of the Company. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.
(d)   Delivery of Restricted Stock and Settlement of Restricted Stock Units.
(i)   Upon the expiration of the Restricted Period and the attainment of any other vesting criteria, the restrictions set forth in the applicable Award agreement shall be of no further force or effect, except as set forth in the Award agreement. If an escrow arrangement is used, upon such expiration the Company shall deliver to the Participant or his beneficiary (via book entry notation or, if applicable, in stock certificate form) the shares of Restricted Stock with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to the Restricted Stock shall be distributed to the Participant in cash or in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share.
(ii)   Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary (via book entry notation or, if applicable, in stock certificate form), one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Released Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award agreement, the holder of outstanding Released Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, if determined by the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, if determined by the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.
(e)   Legends on Restricted Stock.   Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE HEMISPHERE MEDIA GROUP, INC. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF                 , BETWEEN HEMISPHERE MEDIA GROUP, INC. AND                 . A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF HEMISPHERE MEDIA GROUP, INC.
10.   Other Stock-Based Awards.   The Committee may issue unrestricted Common Stock, rights to receive future grants of Awards, or other Awards denominated in Common Stock (including performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time determine (“Other Stock-Based Awards”). Each Other Stock-Based Award shall be evidenced by an Award agreement which may include conditions including without limitation the payment by the Participant of the Fair Market Value of such shares of Common Stock on the Date of Grant.
11.   Performance Compensation Awards.
(a)   Generally.   The Committee shall have the authority, at or before the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance based compensation” under Section 162(m). Notwithstanding the foregoing, (i) any Award to a Participant who is a “covered employee” within the meaning of Section 162(m) for a fiscal year that satisfies the requirements of this Section 11 may be treated as a Performance Compensation Award in the absence of any such Committee designation and (ii) if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” within the meaning of Section 162(m), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).
(b)   Discretion of Committee with Respect to Performance Compensation Awards.   With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to determine each of the matters enumerated in the immediately preceding sentence and record the same in writing (which may be in the form of minutes of a meeting of the Committee).
(c)   Performance Criteria.   The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix)  gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) margins; (xiv) operating efficiency; (xv)  objective measures of customer satisfaction; (xvi) working capital targets;

(xvii) measures of economic value added or other ‘value creation’ metrics; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi)  stockholder return; (xxii); client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii) system-wide revenues; (xxix) royalty income; (xxx) cost of capital, debt leverage year-end cash position or book value; (xxxi)  strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or a percentage of a prior period’s Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting, delivery and exercisability of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.
(d)   Modification of Performance Goal(s).   The Committee may alter Performance Criteria without obtaining shareholder approval if applicable tax and/or securities laws so permit. The Committee may modify the calculation of a Performance Goal during the first 90 days of a Performance Period (or within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter if the change would not cause any Performance Compensation Award to fail to qualify as “performance-based compensation” under Section  162(m), to reflect any of the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.
(e)   Payment of Performance Compensation Awards.
(i)   Condition to Receipt of Payment.   Unless otherwise provided in the applicable Award agreement or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant must be employed by or rendering services for the Company or an Affiliate on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(ii)   Limitation.   Unless otherwise provided in the applicable Award agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant shall be eligible to receive payment or delivery, as applicable, in respect of a Performance Compensation Award only to the extent that: (A)  the Performance Goals for such period are achieved, as determined by the Committee; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals, as determined by the Committee; provided , however , that if so provided by the Committee in its sole discretion, in the event of (x) the termination of a Participant’s employment or service by the Company other than for Cause (and other than due to death or Disability), in each case within 12 months following a Change in Control, or (y) the termination of a Participant’s employment or service due to death or Disability, the Participant shall receive payment in respect of a Performance Compensation Award based on (1) actual performance through the date of termination as determined by the Committee, or (2) if the Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance as determined by the Committee (but not to the extent that application of this clause (2) would cause Section 162(m) of the Code to result in the loss of the deduction of the compensation payable in respect of such Performance Compensation Award for any Participant reasonably expected to be a “covered employee” within the meaning of Section 162(m) of the Code), in each case prorated based on the time elapsed from the date of grant to the date of termination of employment or service.
(iii)   Certification.   Following the completion of a Performance Period, the Committee shall review and certify in writing (which may be in the form of minutes of a meeting of the Committee) whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing (which may be in the form of minutes of a meeting of the Committee) that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply discretion to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code. Unless otherwise provided in the applicable Award agreement, the Committee shall not have the discretion to (A) provide payment or delivery in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.
(f)   Timing of Award Payments.   Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section  11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i)  with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Unless otherwise provided in an Award agreement, any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section  9(d)(ii)).
12.   Changes in Capital Structure and Similar Events.   In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:
(i)   adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria, Performance Formula and Performance Goals);
(ii)   providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and
(iii)   cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);
provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto). Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
13.   Amendments and Termination.
(a)   Amendment and Termination of the Plan.   The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation service on which the shares of Common Stock may be listed or quoted or for changes in GAAP to new accounting standards, to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, unless the Committee determines that such either is required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) without stockholder approval.
(b)   Amendment of Award Agreements.   The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such action either is required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation; provided, further, that except as otherwise permitted under Section 12 of the Plan, if (i)  the Committee reduces the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee cancels any outstanding Option or SAR and replaces it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner which would either (A)  be reportable on the Company’s proxy statement or Form 10-K (if applicable) as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) or (iii)  the Committee takes any other action which is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, then, in the case of the immediately preceding clauses (i) through (iii), any such action shall not be effective without shareholder approval.
14.   General.
(a)   Award Agreements; Other Agreements.   Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. An Award agreement may be in written or electronic form and shall be signed (either in written or electronic form) by the Participant and a duly authorized representative of the Company. The terms of any Award agreement, or any employment, change-in-control, severance or other agreement in effect with the Participant, may have terms or features different from and/or additional to those set forth in the Plan, and, unless expressly provided otherwise in such Award or other agreement, shall control in the event of any conflict with the terms of the Plan.
(b)   Nontransferability.
(i)   Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii)   Notwithstanding the foregoing, the Committee may permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt, to: (A)  any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee, or (II) as provided in the applicable Award agreement; (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii)   The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Permitted Transferee, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.
(c)   Dividends and Dividend Equivalents.   The Committee may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time); provided, however, that dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 60 days, after such Awards are earned and become payable or distributable (and the right to any such accumulated dividends or dividend equivalents shall be forfeited upon the forfeiture of the Award to which such dividends or dividend equivalents relate).
(d)   Tax Withholding.
(i)   A Participant shall be required to pay and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as the Committee or the Company deem necessary to satisfy all obligations for the payment of such withholding taxes.
(ii)   Without limiting the generality of clause (i) above, the Committee may permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) payment in cash; (B) the delivery of shares of Common Stock owned by the Participant having a Fair Market Value equal to such withholding liability or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.
(e)   No Claim to Awards; No Rights to Continued Employment.   No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board.
(f)   International Participants.   With respect to Participants who reside or work outside of the United States and who are not “covered employees” within the meaning of Section 162(m) of the Code, the Committee may amend the terms of the Plan or appendices thereto, or outstanding Awards in order to conform such terms with or accommodate the requirements of local laws, procedures or practices or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates. Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement or other termination of employment, available methods of exercise or settlement of an award, payment of income, social insurance contributions or payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.
(g)   Beneficiary Designation.   A Participant’s beneficiary shall be deemed to be his spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, his estate, except to the extent a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.
(h)   Termination of Employment or Service.   Except as otherwise provided in an Award agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, unless determined otherwise by the Committee: (i)  neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company or its Affiliates in a non-employee capacity (including as a Non-Employee Director) (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.
(i)   No Rights as a Shareholder.   Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.
(j)   Government and Other Regulations.
(i)   Nothing in this Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or rules of NASDAQ.
(ii)   The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the U.S. Federal securities laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable

Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders.
(iii)   The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(k)   No Section 83(b) Elections Without Consent of Company.   No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
(i)   Payments to Persons Other Than Participants.   If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(l)   Nonexclusivity of the Plan.   Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(m)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.

(n)   Reliance on Reports.   Each member of the Committee and each member of the Board (and their respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered public accounting firm of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.
(o)   Relationship to Other Benefits.   No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(p)   Purchase for Investment.   Whether or not the Options and shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.
(q)   Governing Law.   The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.
(r)   Severability.   If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(s)   Obligations Binding on Successors.   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.
(t)   409A of the Code.
(i)   It is intended that this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section  409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
(ii)   Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii)   In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section  409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.
(u)   Clawback/Forfeiture.   Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may cancel such Award if the Participant, without the consent of the Company, has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate while employed by or providing services to the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, or violates a non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement with the Company or any Affiliate, as determined by the Committee. The Committee may also provide in an Award agreement that in such event, the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of shares of Common Stock acquired in respect of such Award, and must promptly repay such amounts to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee, then the Participant shall be required to promptly repay any such excess amount to the Company. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of NASDAQ or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award agreements).
(v)   No Representations Or Covenants With Respect To Tax Qualification.   Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.
(w)   Code Section 162(m) Re-approval.   If the Company becomes subject to the provisions of Section 162(m) of the Code, the Committee may, for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code, submit the provisions of the Plan regarding Performance Compensation Awards for re-approval by the shareholders of the Company (i) prior to the first shareholder meeting at which directors are to be elected that occurs in calendar year 2017, or such earlier time as required under applicable Treasury Regulations, and (ii)  thereafter not later than every five years in accordance with applicable Treasury Regulations. Nothing in this subsection, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.
(x)   Expenses; Gender; Titles and Headings.   The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17831 Hemisphere Proxy Card REV1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HEMISPHERE MEDIA GROUP

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 24, 2021.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

Our Board of Directors recommends you vote "FOR" each of the Class II director nominees in Proposal 1.

Nominees:	FOR	WITHHOLD
(1) James M. McNamara	☐	☐
(2) Eric C. Neuman	☐	☐
(3) John Engelman	☐	☐
(4) Adam Reiss	☐	☐

Our Board of Directors recommends you vote "FOR" Proposal 2.

Our Board of Directors recommends you vote "FOR" Proposal 3.

	FOR	AGAINST	ABSTAIN
3. The approval of the non-binding advisory resolution approving the compensation of our named executive officers.	☐	☐	☐

Our Board of Directors recommends you vote "FOR" Proposal 4.

	YES	NO
Please indicate if you plan to attend this meeting.	☐	☐

For address change, mark here (see reverse for instructions). ☐

CONTROL NUMBER

Signature______________________________ **Signature, if held jointly**______________________________ **Date**____________, **2021**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

17831 Hemisphere Proxy Card REV1 Back

The Proxy Statement and the 2020 Annual Report to Stockholders are available at http://www.cstproxy.com/hemispheretv/2021

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HEMISPHERE MEDIA GROUP, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 25, 2021

The undersigned, having received the Notice of Annual Meeting of Stockholders and related proxy materials, hereby appoints Craig D. Fischer and Alex J. Tolston, or either of them, as proxies, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of **Hemisphere Media Group, Inc., to be held on Tuesday, May 25, 2021 at 9:00 a.m., local time at the Company's headquarters located at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, or at any subsequent time that may be necessary by any adjournment or postponement of the Annual Meeting (the "Annual Meeting"),** and to vote all of the shares of stock of Hemisphere Media Group, Inc. that the undersigned would be entitled **to vote if personally present at the meeting (and any adjournments or postponements thereof) on matters listed on the reverse side.**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEMISPHERE MEDIA GROUP, INC. THIS PROXY WILL BE VOTED AS VALIDLY DIRECTED ON THE REVERSE SIDE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE FOLLOWING RECOMMENDATIONS OF THE BOARD OF DIRECTORS: "FOR" EACH OF THE CLASS II DIRECTOR NOMINEES FOR ELECTION, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4. In their discretion, the proxy holders are authorized to vote upon such other business as many properly come before the meeting, and any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT THE SHARES MAY BE REPRESENTED AT THE MEETING. YOU MUST SIGN THE CARD ON THE REVERSE SIDE FOR YOUR VOTE TO COUNT.

Address Change: ______________________________

____

____

(if you noted any Address Changes above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)